Exhibit 99.2


                                     ACADIA
                                  REALTY TRUST

                                1st Quarter 2008

                              Reporting Supplement

                      ACADIA
                   REALTY TRUST

               Reporting Supplement
                  March 31, 2008

                 Table of Contents
                 -----------------

                                                     Page                                                       Page
                                                     ----                                                       ----

               Section I - Overview                                  Section III - Opportunity Fund Information


Important Notes                                        3         Fund I
                                                                      Overview                                   26
Company Information                                    4              Properties                                 27
                                                                      Anchor Detail                              28
Portfolio Snapshots                                                   Lease Expirations                          29
     Core Portfolio                                    5              Kroger/Safeway Detail                      30
     Combined Portfolios                               6              Current Valuation                          31

Market Capitalization                                  7         Fund II
                                                                      Overview                                   32
Shareholder Information                                8              Properties                                 33
                                                                      Anchor Detail                              34
        Section II - Financial Information                            Lease Expirations                          35

Operating Statements - Pro-rata Consolidation                    Fund III
     Pro-rata Consolidation                            9              Overview                                   36
     Fee income                                       10              Storage Post Properties                    37
     Opportunity Funds                                11              Storage Post Locations                     38
     Joint Ventures                                   13
     Current v. Prior Year                            14         Redevelopment Projects                          39

Same Property Net Operating Income                    15         RCP Venture                                     40
                                                                      RCP Venture Investments                    41
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
  and Funds Available for Distribution ("FAD")        16               Section IV - Core Portfolio Information

2008 Guidance                                         17         Properties                                      42

Balance Sheets                                                   Portfolio by State                              44
     Consolidated                                     18
     Pro-rata Consolidation                           19         Top Tenants                                     45

Debt Analysis                                                    Anchor Tenants                                  46
     Summary                                          20
     Detail                                           21         Anchor Lease Expirations - Next 4 Years         49
     Maturities                                       24
                                                                 Lease Expirations                               50
Selected Financial Ratios                             25
                                                                 New and Renewal Rent Spreads                    52

                                                                 Capital Expenditures                            53

                                                                 Portfolio Demographics                          54

  Visit www.acadiarealty.com for additional investor and portfolio information

                                     ACADIA
                                  REALTY TRUST

                              Reporting Supplement
                                 March 31, 2008

                                 Important Notes
                                 ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company's method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

                                     ACADIA
                                  REALTY TRUST

                              Reporting Supplement
                                 March 31, 2008

                               Company Information
                               -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 87 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.

Corporate Headquarters       1311 Mamaroneck Avenue                  Investor Relations     Debra Miley
                             Suite 260                                                      Director - Marketing & Communications
                             White Plains, NY 10605                                         (914) 288-8148
                                                                                            dmiley@acadiarealty.com

New York Stock Exchange      Symbol AKR                              Web Site               www.acadiarealty.com


Analyst Coverage             Banc of America Securities                J.P. Morgan Securities, Inc.
                             Christine McElroy - (212) 847-5658        Michael W. Mueller, CFA (212) 622-6689
                             christine.m.mcelroy@bofasecurities.com    michael.w.mueller@jpmorgan.com
                                                                       Joseph Dazio, CFA - (212) 622-6416
                             Bank of Montreal                          joseph.c.dazio@jpmorgan.com
                             Paul Adornato, CFA - (212) 885-4170
                             paul.adornato@bmo.com                     RBC Capital Markets
                                                                       Rich Moore, CFA - (216) 378-7625
                             Citigroup - Smith Barney                  rich.moore@rbccm.com
                             Michael Bilerman - (212) 816-1383
                             michael.bilerman@citi.com                 Keefe, Bruyette & Woods, Inc.
                             Ambika Goel - (212) 816-6981              Sheila K. McGrath - (212) 887-7793
                             ambika.goel@citi.com                      smcgrath@kbw.com

                                     ACADIA
                                  REALTY TRUST

                              Reporting Supplement
                                 March 31, 2008

                           Total Market Capitalization
                           ---------------------------
                (including pro-rata share of joint venture debt)
                             (dollars in thousands)

                                                         Percent of
                              Percent of                Total Market
                             Total Equity              Capitalization
                             ------------              --------------
Equity Capitalization
---------------------
Total Common Shares
 Outstanding                        98.0%     $32,264
Common Operating Partnership
 ("OP") Units                        2.0%         646
                                          ------------
Combined Common Shares and OP
 Units                                         32,910

Share Price at March 31, 2008                   24.15
                                          ------------

Equity Capitalization -
 Common Shares and OP Units                   794,777

Preferred OP Units (1)               0.0%         605
                              ----------  ------------

 Total Equity Capitalization       100.0%     795,382           63.0%
                              ==========  ============ ==============

Debt Capitalization
-------------------
Consolidated debt                             665,129
Adjustment to reflect pro-
 rata share of debt                          (197,213)
                                          ------------

  Total Debt Capitalization                   467,916          37.0%
                                          ------------ --------------

 Total Market Capitalization               $1,263,298         100.0%
                                          ============ ==============


             Weighted Average Outstanding Common Shares and OP Units
             -------------------------------------------------------

                                   March 31, 2008           March 31, 2007
                               Quarter   Year-to-date   Quarter     Year-to-date
                              ---------- ------------  ----------   ------------

Weighted average Common
 Shares - Basic EPS           32,460,501   32,460,501  32,154,677    32,154,677
Dilutive potential Common
 Shares                          496,652      496,652     885,623       885,623
                              ---------- ------------  ----------   ------------
Weighted average Common
 Shares - Diluted EPS         32,957,153   32,957,153  33,040,300    33,040,300
OP Units                         645,822      645,822     642,272       642,272
Dilutive potential of OP
 Units                                 -            -       1,251         1,251
                              ---------- ------------  ----------   ------------
Weighted average Common
 Shares/OP Units - Diluted
 FFO                          33,602,975   33,602,975  33,683,823    33,683,823
                              ========== ============  ==========   ============

(1) Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units x share price at quarter end.

                                     ACADIA
                                  REALTY TRUST

                              Reporting Supplement
                                 March 31, 2008


                      Shareholder and OP Unit Information
                      -----------------------------------
                             (amounts in thousands)


         Common Shares (1)
         -----------------

                                                    Percent of Out-
                                        Common      standing Common
                                      Shares Held        Shares
                                     -------------  ----------------

Wellington Management                        3,091              9.6%
ING Bewaar Maatschappij I B.V.               2,915              9.0%
Third Avenue Management                      2,582              8.0%
Morgan Stanley                               2,418              7.5%
Yale University                              2,173              6.7%
Vanguard Group                               1,994              6.2%
Barclay's Global Investors                   1,880              5.8%
Baron Capital Group                          1,810              5.6%
LaSalle Investment Management, Inc.          1,789              5.5%
Heitman Real Estate Securities               1,627              5.0%
                                     -------------  ----------------

Total of Ten Largest Institutional
 Shareholders                               22,279             69.1%
                                     =============  ================

Total of all Institutional
 Shareholders                               31,778             98.5%
                                     =============  ================


    Operating Partnership Units

                                        OP Units       Percent of
                                          Held          OP Units
                                     -------------  ----------------

Managment O.P. Unit Holders                    338             52.3%
Other O.P. Unit Holders                        308             47.7%
                                     -------------  ----------------

Total O.P. Units                               646            100.0%
                                     =============  ================


(1) Based on most recent Schedule 13F filing

                                     ACADIA
                                  REALTY TRUST

                              Reporting Supplement
                                 March 31, 2008


                 Income Statements - Pro-rata Consolidation (1)
                 ----------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)

                                          -----------------------------------------------------------------------------
                                                                         Year-to-Date

                                                                            Period
                                                                        ended March 31,
                                                                             2008
                                          -----------------------------------------------------------------------------
                                                             Core Retail                          Residential
                                                             -----------                          -----------
                                                                         Total Core
                                                             Total Core Discontinued
                                           Wholly    Joint   Continuing  Operations  Opportunity Discontinued
                                            Owned   Ventures Operations      (4)        Funds     Operations    Total
                                          -----------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                             $ 11,308 $   1,609 $   12,917 $      1,304 $     3,000 $        918 $ 18,139
Percentage rents                               161        25        186           19           -            -      205
Expense reimbursements - CAM                 1,864       253      2,117          302          77            -    2,496
Expense reimbursements - Taxes               1,890       241      2,131          155          59            -    2,345
Other property income                           93        20        113           28         103           75      319
                                          -------- --------- ---------- ------------ ----------- ------------ ---------
                                            15,316     2,148     17,464        1,808       3,239          993   23,504
                                          -------- --------- ---------- ------------ ----------- ------------ ---------

PROPERTY EXPENSES
Property operating - CAM                     2,159       279      2,438          379         219            -    3,036
Other property operating                       405        95        500          280         189          416    1,385
Real estate taxes                            2,096       285      2,381          186         161           50    2,778
                                          -------- --------- ---------- ------------ ----------- ------------ ---------
                                             4,660       659      5,319          845         569          466    7,199
                                          -------- --------- ---------- ------------ ----------- ------------ ---------

NET OPERATING INCOME - PROPERTIES (3)       10,656     1,489     12,145          963       2,670          527   16,305


OTHER INCOME (EXPENSE)
General and administrative                  (6,604)        -     (6,604)           -        (108)           -   (6,712)
Equity in earnings of unconsolidated
 properties                                     21         -         21            -       2,519            -    2,540
Interest income                              2,286         9      2,295            -         169            8    2,472
Fee income (2)                               6,798         -      6,798            -           -            -    6,798
Promote income - Fund operations                 -         -          -            -          56            -       56
Promote income - Fund capital transactions       -         -          -            -           -            -        -
Promote income - RCP                             -         -          -            -       1,168            -    1,168
Promote expense                                  -         -          -            -         (57)           -      (57)
Property management expense                    (32)        -        (32)           -          (2)         (14)     (48)
Straight-line rent income                      250        27        277            3         (49)           -      231
Straight-line rents written off                  -       (10)       (10)           -           -            -      (10)
FAS 141 rent                                  (112)      (17)      (129)           -         (27)           -     (156)
Provision for income taxes                  (1,843)        -     (1,843)           -         (11)           -   (1,854)
Swap termination income                          -         -          -            -           -            -        -
                                          -------- --------- ---------- ------------ ----------- ------------ ---------

EBIDTA                                      11,420     1,498     12,918          966       6,328          521   20,733

Depreciation and amortization               (3,576)     (487)    (4,063)        (110)     (1,583)           -   (5,756)
FAS 141 amortization                          (255)        -       (255)           -         (19)           -     (274)
Interest expense                            (4,264)     (941)    (5,205)           -        (565)           -   (5,770)
Loan defeasance                                  -         -          -            -           -            -        -
FAS 141 interest                                20         -         20            -           -            -       20
Gain (loss) on sale of properties                -         -          -            -           -            -        -
                                          -------- --------- ---------- ------------ ----------- ------------ ---------

Income before minority interest              3,345        70      3,415          856       4,160          521    8,952

Minority interest - OP                         (99)        1        (98)         (17)        (56)         (10)    (181)
Minority interest                               92         -         92            -        (120)           -      (28)
                                          -------- --------- ---------- ------------ ----------- ------------ ---------

NET INCOME                                $  3,338 $      71 $    3,409 $        839 $     3,984 $        511 $  8,743
                                          ======== ========= ========== ============ =========== ============ =========
                                          -----------------------------------------------------------------------------

                                          -----------------------------------------------------------------------------
                                                                        Current Quarter

                                                                           3 months
                                                                        ended March 31,
                                                                             2008
                                          -----------------------------------------------------------------------------
                                                             Core Retail                          Residential
                                                             -----------                          -----------
                                                                         Total Core
                                                             Total Core Discontinued
                                           Wholly    Joint   Continuing  Operations  Opportunity Discontinued
                                            Owned   Ventures Operations      (4)        Funds    Operations(4)  Total
                                          -----------------------------------------------------------------------------


PROPERTY REVENUES
Minimum rents                             $ 11,308 $   1,609 $   12,917 $      1,304 $     3,000 $        918 $ 18,139
Percentage rents                               161        25        186           19           -                   205
Expense reimbursements - CAM                 1,864       253      2,117          302          77                 2,496
Expense reimbursements - Taxes               1,890       241      2,131          155          59                 2,345
Other property income                           93        20        113           28         103           75      319
                                          -------- --------- ---------- ------------ ----------- ------------ ---------
                                            15,316     2,148     17,464        1,808       3,239          993   23,504
                                          -------- --------- ---------- ------------ ----------- ------------ ---------

PROPERTY EXPENSES
Property operating - CAM                     2,159       279      2,438          379         219                 3,036
Other property operating                       405        95        500          280         189          416    1,385
Real estate taxes                            2,096       285      2,381          186         161           50    2,778
                                          -------- --------- ---------- ------------ ----------- ------------ ---------
                                             4,660       659      5,319          845         569          466    7,199
                                          -------- --------- ---------- ------------ ----------- ------------ ---------

NET OPERATING INCOME - PROPERTIES (3)       10,656     1,489     12,145          963       2,670          527   16,305


OTHER INCOME (EXPENSE)
General and administrative                  (6,604)        -     (6,604)           -        (108)           -   (6,712)
Equity in earnings of unconsolidated
 properties                                     21         -         21            -       2,519            -    2,540
Interest income                              2,286         9      2,295            -         169            8    2,472
Fee income (2)                               6,798         -      6,798            -           -                 6,798
Promote income - Fund operations                 -         -          -            -          56                    56
Promote income - Fund capital transactions       -         -          -            -           -                     -
Promote income - RCP                             -         -          -            -       1,168                 1,168
Promote expense                                  -         -          -            -        (57)                   (57)
Property management expense                    (32)        -       (32)            -          (2)         (14)     (48)
Straight-line rent income                      250        27        277            3         (49)           -      231
Straight-line rents written off                          (10)       (10)           -           -            -      (10)
FAS 141 rent                                  (112)      (17)      (129)           -         (27)           -     (156)
Provision for income taxes                  (1,843)        -     (1,843)           -         (11)           -   (1,854)
Swap termination income                          -         -          -            -           -            -        -
                                          -------- --------- ---------- ------------ ----------- ------------ ---------

EBIDTA                                      11,420     1,498     12,918          966       6,328          521   20,733

Depreciation and amortization               (3,576)     (487)    (4,063)        (110)     (1,583)               (5,756)
FAS 141 amortization                          (255)        -       (255)                     (19)                 (274)
Interest expense                            (4,264)     (941)    (5,205)                    (565)               (5,770)
Loan defeasance                                  -         -          -                        -            -        -
FAS 141 interest                                20         -         20                        -            -       20
Gain (loss) on sale of properties                -         -          -            -           -            -        -
                                          -------- --------- ---------- ------------ ----------- ------------ ---------

Income before minority interest              3,345        70      3,415          856       4,160          521    8,952

Minority interest - OP                         (99)        1        (98)         (17)        (56)         (10)    (181)
Minority interest                               92         -         92            -        (120)           -      (28)
                                          -------- --------- ---------- ------------ ----------- ------------ ---------

NET INCOME                                $  3,338 $      71 $    3,409 $        839 $     3,984 $        511 $  8,743
                                          ======== ========= ========== ============ =========== ============ =========
                                          -----------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2)  Details on the following Fee Income page.

(3) Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $241 for the quarter ended March 31, 2008.

(4) Discontinued Operations reflects Ledgewood Mall and one residential property, which were held for sale as of March 31, 2008.

                                     ACADIA
                                  REALTY TRUST

                              Reporting Supplement
                                 March 31, 2008

Income Statements - Analysis of Management Fee Income
-----------------------------------------------------
                   Current Quarter
                   ---------------
                   (in thousands)

                                                                Fund I    Fund II    Fund III   Other    Total
                                                               -----------------------------------------------
Three months ended March 31, 2008
Asset and property management fees                             $      -  $     975  $   1,531  $   632  $3,138
Transactional fees                                                   92      1,029      1,058    1,481   3,660
                                                               -----------------------------------------------
                                                                     92      2,004      2,589    2,113   6,798
Priority distributions (Asset and property management fees)         217          -          -        -     217
                                                               -----------------------------------------------
Total management fees and priority distributions               $    309  $   2,004  $   2,589  $ 2,113  $7,015
                                                               ===============================================

                                     ACADIA
                                  REALTY TRUST

                              Reporting Supplement
                                 March 31, 2008

Income Statements -Opportunity Funds (1)
----------------------------------------
  Current Quarter and Year-to-Date
  --------------------------------
            (in thousands)

                                              --------------------------------------------------------------------------
                                                                             Year-to-Date
                                                                                Period
                                                                         ended March 31, 2008


                                              --------------------------------------------------------------------------
                                              --------------------------------------------------------------------------
                                                                              AKR                                AKR
                                                           AKR        AKR     Pro-     AKR                       Pro-
                                                         Priority    Promote rata   Brandywine            AKR    rata
                                                       Distribution    (4)   share   Promote   Mervyns  Promote  share
                                               Fund I     $ 217      20.00%  22.22%     (4)       I     20.00%  22.22%
                                              --------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                 $ 2,571      $ 1,114    $ 291  $ 259      $ 907  $     -  $    -  $    -
Percentage rents                                    -            -        -      -          -        -       -       -
Expense reimbursements - CAM                       62           27        7      6         22        -       -       -
Expense reimbursements - Taxes                     65           28        7      7         23        -       -       -
Other property income                              93           40       11      9         33        -       -       -
                                              -------- ------------ -------- ------ ---------- -------- ------- --------
                                                2,791        1,209      316    281        984        -       -       -
                                              -------- ------------ -------- ------ ---------- -------- ------- --------

PROPERTY EXPENSES
Property operating - CAM                          131           57       15     13         46        -       -       -
Other property operating                           46           20        5      5         16        -       -       -
Real estate taxes                                  96           42       11     10         34        -       -       -
                                              -------- ------------ -------- ------ ---------- -------- ------- --------
                                                  273          118       31     28         96        -       -       -
                                              -------- ------------ -------- ------ ---------- -------- ------- --------

NET OPERATING INCOME - PROPERTIES (5)           2,518        1,091      285    254        888        -       -       -


OTHER INCOME (EXPENSE)
General and administrative                        (24)         (10)      (3)    (2)        (8)       -       -       -
Equity in earnings of unconsolidated
 properties                                        17            7        2      2          6    5,958   1,192   1,059
Interest income                                    98           42       11     10         35        3       -       1
Asset and property management income                -            -        -      -          -        -       -       -
Promote income - Fund Operations                    -            -        -      -          -        -       -       -
Promote income - Fund Transactions                  -            -        -      -          -        -       -       -
Promote income - RCP                                -            -        -      -          -        -       -       -
Promote expense                                   (57)           -        -      -        (57)  (1,192)      -       -
Asset and property management expense( 2)          (2)          (1)      (0)    (0)        (1)       -       -       -
Straight-line rent income                         (82)         (36)      (9)    (8)       (29)       -       -       -
Straight-line rents written off                     -            -        -      -          -        -       -       -
FAS 141 Rent                                      (20)          (9)      (2)    (2)        (7)       -       -       -
Provision for income taxes                        (12)          (5)      (1)    (1)        (4)       -       -       -
Swap termination income                             -            -        -      -          -        -       -       -
                                              -------- ------------ -------- ------ ---------- -------- ------- --------

EBIDTA                                          2,436        1,080      283    251        822    4,769   1,192   1,060

Depreciation and amortization (3)              (1,546)        (670)    (175)  (156)      (545)       -       -       -
FAS 141 Amortization                               (6)          (3)      (1)    (1)        (2)       -       -       -
Interest expense                                 (287)        (124)     (33)   (29)      (101)       -       -       -
Loan defeasance                                     -            -        -      -          -        -       -       -
FAS 141 Interest                                    -            -        -      -          -        -       -       -
Gain (loss) on sale of properties                   -            -        -      -          -        -       -       -
                                              -------- ------------ -------- ------ ---------- -------- ------- --------

Income before minority interest                   597          283       74     66        174    4,769   1,192   1,060

Minority interest - OP                              -           (4)      (1)    (1)        (2)       -     (24)    (21)
Minority interest                                (153)         (66)     (17)   (15)       (54)       -       -       -
                                              -------- ------------ -------- ------ ---------- -------- ------- --------

NET INCOME                                    $   444      $   213    $  56  $  49      $ 117  $ 4,769  $1,168  $1,039
                                              ======== ============ ======== ====== ========== ======== ======= ========

                                             ---------------------------------------------------------------------------
                                                                           Year-to-Date
                                                                              Period
                                                                       ended March 31, 2008


                                             ---------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------
                                                       AKR             AKR
                                                       Pro-            Pro-           AKR Pro-          Total
                                                      rata            rata             rata            AKR Pro-
                                                      share  Mervyns  share            share    AKR     rata      AKR
                                             Fund II  20.00%    II   20.00%  Fund III 19.9005% Promote  share  Combined
                                             ---------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                $ 2,350  $ 470   $    - $    -  $ 1,256    $ 250  $  291  $ 3,000  $ 3,291
Percentage rents                                   -      -        -      -        -        -       -        -        -
Expense reimbursements - CAM                     106     21        -      -        5        1       7       77       84
Expense reimbursements - Taxes                     7      1        -      -        1        -       7       59       66
Other property income                              9      2        -      -       93       19      11      103      114
                                             -------- ------ ------- ------- -------- -------- ------- -------- --------
                                               2,472    494        -      -    1,355      270     316    3,239    3,555
                                             -------- ------ ------- ------- -------- -------- ------- -------- --------

PROPERTY EXPENSES
Property operating - CAM                         505    101        -      -       12        2      15      219      234
Other property operating                         385     77        -      -      356       71       5      189      194
Real estate taxes                                240     48        -      -      142       28      11      161      172
                                             -------- ------ ------- ------- -------- -------- ------- -------- --------
                                               1,130    226        -      -      510      101      31      569      600
                                             -------- ------ ------- ------- -------- -------- ------- -------- --------

NET OPERATING INCOME - PROPERTIES (5)          1,342    268        -      -      845      169     285    2,670    2,955


OTHER INCOME (EXPENSE)
General and administrative                       (35)    (7)       -      -     (404)     (80)     (3)    (108)    (111)
Equity in earnings of unconsolidated
 properties                                     (147)   (29)   7,368  1,474        -        -   1,194    2,519    3,713
Interest income                                   77     15       69     14      262       52      11      169      180
Asset and property management income               -      -        -      -        -        -       -        -        -
Promote income - Fund Operations                   -      -        -      -        -        -       -        -        -
Promote income - Fund Transactions                 -      -        -      -        -        -       -        -        -
Promote income - RCP                               -      -        -      -        -        -       -        -        -
Promote expense                                    -      -        -      -        -        -       -      (57)     (57)
Asset and property management expense( 2)     (1,232)     -        -      -   (1,969)       -      (0)      (2)      (2)
Straight-line rent income                        108     22        -      -       10        2      (9)     (49)     (58)
Straight-line rents written off                    -      -        -      -        -        -       -        -        -
FAS 141 Rent                                     (65)   (13)       -      -       18        4      (2)     (27)     (29)
Provision for income taxes                        (1)     -        -      -       (1)       -      (1)     (11)     (12)
Swap termination income                            -      -        -      -        -        -       -        -        -
                                             -------- ------ ------- ------- -------- -------- ------- -------- --------

EBIDTA                                            47    256    7,437  1,488   (1,239)     147   1,474    5,104    6,578

Depreciation and amortization (3)               (718)  (144)       -      -     (341)     (68)   (175)  (1,583)  (1,758)
FAS 141 Amortization                             (69)   (14)       -      -        -        -      (1)     (19)     (20)
Interest expense                                (895)  (179)       -      -     (662)    (132)    (33)    (565)    (598)
Loan defeasance                                    -      -        -      -        -        -       -        -        -
FAS 141 Interest                                   -      -        -      -        -        -       -        -        -
Gain (loss) on sale of properties                  -      -        -      -        -        -       -        -        -
                                             -------- ------ ------- ------- -------- -------- ------- -------- --------

Income before minority interest               (1,635)   (81)   7,437  1,488   (2,242)     (53)  1,266    2,937    4,202

Minority interest - OP                             -      1        -    (30)       -        1     (25)     (56)     (81)
Minority interest                                 83     17        -      -       (3)      (1)    (17)    (120)    (137)
                                             -------- ------ ------- ------- -------- -------- ------- -------- --------

NET INCOME                                   $(1,552) $ (63)  $7,437 $1,458  $(2,245)   $ (53) $1,223  $ 2,761  $ 3,984
                                             ======== ====== ======= ======= ======== ======== ======= ======== ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

(4) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the investors received all of their Fund capital and preferred return. Accordingly, the Company is now entitled to a promote distribution on all future Fund I income and distributions. In addition, the Company is entitled to a promote payment of $7.2 million for the Brandywine transaction to be paid from the investors share of future Fund I earnings.

(5) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $2,780 on an annual basis ($7,363 x 37.78% x 100%) and $695 for the first quarter.

  Reporting
   Supplement
 March 31, 2008
    Income
   Statements
  -Opportunity
    Funds (1)
----------------
Current Quarter
  and Year-to-
      Date
----------------
 (in thousands)

                 -------------------------------------------------------------------------------------------------------

                                                             Current Quarter
                                                                 Period
                                                          ended March 31, 2008


                 -------------------------------------------------------------------------------------------------------

                 -------------------------------------------------------------------------------------------------------


                                                                            AKR                                  AKR
                                                                    AKR     Pro-      AKR                        Pro-
                                                    AKR Priority   Promote  rata    Brandywine           AKR     rata
                                                     Distribution   (4)     share    Promote   Mervyns  Promote  share
                                            Fund I      $ 217      20.00%   22.22%     (4)        I     20.00%   22.22%
                                            ------- ------------- -------- ------- ----------- ------- -------- -------

PROPERTY REVENUES
Minimum rents                                $2,571        $1,114     $291    $259        $907      $-       $-      $-
Percentage rents                                  -             -        -       -           -       -        -       -
Expense reimbursements - CAM                     62            27        7       6          22       -        -       -
Expense reimbursements - Taxes                   65            28        7       7          23       -        -       -
Other property income                            93            40       11       9          33       -        -       -
                                            ------- ------------- -------- ------- ----------- ------- -------- -------
                                              2,791         1,209      316     281         984       -        -       -
                                            ------- ------------- -------- ------- ----------- ------- -------- -------

PROPERTY EXPENSES
Property operating - CAM                        131            57       15      13          46       -        -       -
Other property operating                         46            20        5       5          16       -        -       -
Real estate taxes                                96            42       11      10          34       -        -       -
                                            ------- ------------- -------- ------- ----------- ------- -------- -------
                                                273           118       31      28          96       -        -       -
                                            ------- ------------- -------- ------- ----------- ------- -------- -------

NET OPERATING INCOME - PROPERTIES (5)         2,518         1,091      285     254         888       -        -       -


OTHER INCOME (EXPENSE)
General and administrative                     (24)          (10)      (3)     (2)         (8)       -        -       -
Equity in earnings of unconsolidated
 properties                                      17             7        2       2           6   5,958    1,192   1,059
Interest income                                  98            42       11      10          35       3        -       1
Asset and property management income              -             -        -       -           -       -        -       -
Promote income - Fund Operations                  -             -        -       -           -       -        -       -
Promote income - Fund Transactions                -             -        -       -           -       -        -       -
Promote income - RCP                              -             -        -       -           -       -        -       -
Promote expense                                (57)             -        -       -        (57) (1,192)        -       -
Asset and property management expense( 2)       (2)           (1)      (0)     (0)         (1)       -        -       -
Straight-line rent income                      (82)          (36)      (9)     (8)        (29)       -        -       -
Straight-line rents written off                   -             -        -       -           -       -        -       -
FAS 141 Rent                                   (20)           (9)      (2)     (2)         (7)       -        -       -
Provision for income taxes                     (12)           (5)      (1)     (1)         (4)       -        -       -
Swap termination income                           -             -        -       -           -       -        -       -
                                            ------- ------------- -------- ------- ----------- ------- -------- -------

EBIDTA                                        2,436         1,080      283     251         822   4,769    1,192   1,060

Depreciation and amortization (3)           (1,546)         (670)    (175)   (156)       (545)       -        -       -
FAS 141 Amortization                            (6)           (3)      (1)     (1)         (2)       -        -       -
Interest expense                              (287)         (124)     (33)    (29)       (101)       -        -       -
Loan defeasance                                   -             -        -       -           -       -        -       -
FAS 141 Interest                                  -             -        -       -           -       -        -       -
Gain (loss) on sale of properties                 -             -        -       -           -       -        -       -
                                            ------- ------------- -------- ------- ----------- ------- -------- -------

Income before minority interest                 597           283       74      66         174   4,769    1,192   1,060

Minority interest - OP                            -           (4)      (1)     (1)         (2)       -     (24)    (21)
Minority interest                             (153)          (66)     (17)    (15)        (54)       -        -       -
                                            ------- ------------- -------- ------- ----------- ------- -------- -------

NET INCOME                                     $444          $213      $56     $49        $117  $4,769   $1,168  $1,039
                                            ======= ============= ======== ======= =========== ======= ======== =======

                 -------------------------------------------------------------------------------------------------------

                                                    AKR             AKR
                                                    Pro-            Pro-            AKR Pro-            AKR
                                                    rata            rata              rata     Total    Pro-
                                                    share  Mervyns  share             share     AKR     rata     AKR
                                          Fund II   20.00%    II    20.00% Fund III  19.9005%  Promote  share   Combined
                                          -------- ------- ------- ------- -------- --------- -------- ------- ---------

PROPERTY REVENUES
Minimum rents                               $2,350    $470      $-      $-   $1,256      $250     $291  $3,000    $3,291
Percentage rents                                 -       -       -       -        -         -        -       -         -
Expense reimbursements - CAM                   106      21       -       -        5         1        7      77        84
Expense reimbursements - Taxes                   7       1       -       -        1         -        7      59        66
Other property income                            9       2       -       -       93        19       11     103       114
                                          -------- ------- ------- ------- -------- --------- -------- ------- ---------
                                             2,472     494       -       -    1,355       270      316   3,239     3,555
                                          -------- ------- ------- ------- -------- --------- -------- ------- ---------

PROPERTY EXPENSES
Property operating - CAM                       505     101       -       -       12         2       15     219       234
Other property operating                       385      77       -       -      356        71        5     189       194
Real estate taxes                              240      48       -       -      142        28       11     161       172
                                          -------- ------- ------- ------- -------- --------- -------- ------- ---------
                                             1,130     226       -       -      510       101       31     569       600
                                          -------- ------- ------- ------- -------- --------- -------- ------- ---------

NET OPERATING INCOME - PROPERTIES (5)        1,342     268       -       -      845       169      285   2,670     2,955


OTHER INCOME (EXPENSE)
General and administrative                    (35)     (7)       -       -    (404)      (80)      (3)   (108)     (111)
Equity in earnings of unconsolidated
 properties                                  (147)    (29)   7,368   1,474        -         -    1,194   2,519     3,713
Interest income                                 77      15      69      14      262        52       11     169       180
Asset and property management income             -       -       -       -        -         -        -       -         -
Promote income - Fund Operations                 -       -       -       -        -         -        -       -         -
Promote income - Fund Transactions               -       -       -       -        -         -        -       -         -
Promote income - RCP                             -       -       -       -        -         -        -       -         -
Promote expense                                  -       -       -       -        -         -        -    (57)      (57)
Asset and property management expense( 2)  (1,232)       -       -       -  (1,969)         -      (0)     (2)       (2)
Straight-line rent income                      108      22       -       -       10         2      (9)    (49)      (58)
Straight-line rents written off                  -       -       -       -        -         -        -       -         -
FAS 141 Rent                                  (65)    (13)       -       -       18         4      (2)    (27)      (29)
Provision for income taxes                     (1)       -       -       -      (1)         -      (1)    (11)      (12)
Swap termination income                          -       -       -       -        -         -        -       -         -
                                          -------- ------- ------- ------- -------- --------- -------- ------- ---------

EBIDTA                                          47     256   7,437   1,488  (1,239)       147    1,474   5,104     6,578

Depreciation and amortization (3)            (718)   (144)       -       -    (341)      (68)    (175) (1,583)   (1,758)
FAS 141 Amortization                          (69)    (14)       -       -        -         -      (1)    (19)      (20)
Interest expense                             (895)   (179)       -       -    (662)     (132)     (33)   (565)     (598)
Loan defeasance                                  -       -       -       -        -         -        -       -         -
FAS 141 Interest                                 -       -       -       -        -         -        -       -         -
Gain (loss) on sale of properties                -       -       -       -        -         -        -       -         -
                                          -------- ------- ------- ------- -------- --------- -------- ------- ---------

Income before minority interest            (1,635)    (81)   7,437   1,488  (2,242)      (53)    1,266   2,937     4,202

Minority interest - OP                           -       1       -    (30)        -         1     (25)    (56)      (81)
Minority interest                               83      17       -       -      (3)       (1)     (17)   (120)     (137)
                                          -------- ------- ------- ------- -------- --------- -------- ------- ---------

NET INCOME                                $(1,552)   $(63)  $7,437  $1,458 $(2,245)     $(53)   $1,223  $2,761    $3,984
                                          ======== ======= ======= ======= ======== ========= ======== ======= =========

                 -------------------------------------------------------------------------------------------------------

  (1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the
   Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in
   Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

  (2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

  (3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

  (4) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the
   investors received all of their Fund capital and preferred return. Accordingly, the Company is now entitled to a promote distribution on all future Fund I income and distributions. In addition, the Company is entitled to a promote payment of $7.2 million for the Brandywine transaction to be paid from the investors share of future Fund I earnings.

  (5 )Includes majority-owned affiliates of which the minority share of NOI for the
   Kroger/Safeway Portfolio amounts to $2,780 on an annual basis ($7,363 x 37.78% x 100%) and
   $695 for the first quarter.

                                                                              Year-to-Date

                                                                                 Period
                                                                             Ended March 31,
                                                                                  2008
                                                  ---------------------------------------------------------------------
                                                                      Joint Ventures - Core Retail
                                                  ---------------------------------------------------------------------


                                                                 AKR Pro-                   AKR Pro-         Total
                                                                rata share                 rata share      AKR Pro-
                                                   Brandywine     22.22%      Crossroads     49.00%        rata share
                                                  ------------ ------------- ------------ ------------- ---------------

PROPERTY REVENUES
Minimum rents                                           $4,043          $898       $1,448          $710          $1,609
Percentage rents                                           113            25            -             -              25
Expense reimbursements - CAM                               657           146          219           107             253
Expense reimbursements - Taxes                             248            55          380           186             241
Other property income                                       55            12           17             8              20
                                                  ------------ ------------- ------------ ------------- ---------------
                                                         5,116         1,136        2,064         1,011           2,148
                                                  ------------ ------------- ------------ ------------- ---------------

PROPERTY EXPENSES
Property operating - CAM                                   764           170          222           109             279
Other property operating                                   391            87           16             8              95
Real estate taxes                                          277            62          455           223             285
                                                  ------------ ------------- ------------ ------------- ---------------
                                                         1,432           319          693           340             659
                                                  ------------ ------------- ------------ ------------- ---------------

NET OPERATING INCOME - PROPERTIES (5)                    3,684           817        1,371           671           1,489


OTHER INCOME (EXPENSE)
General and administrative                                   -             -            -             -               -
Equity in earnings of unconsolidated properties              -             -            -             -               -
Interest income                                             23             5            9             4               9
Asset and property management income                         -             -            -             -               -
Promote income                                               -             -            -             -               -
Promote expense                                              -             -            -             -               -
Asset and property management expense( 2)                (255)             -            -             -               -
Straight-line rent income                                  146            32         (11)           (5)              27
Straight-line rents written off                           (44)          (10)            -             -            (10)
FAS 141 Rent                                               155            34        (105)          (51)            (17)
Provision for income taxes                                   -             -            -             -               -
Swap termination income                                      -             -            -             -               -
                                                  ------------ ------------- ------------ ------------- ---------------

EBIDTA                                                   3,709           878        1,264           619           1,498

Depreciation and amortization (3)                      (1,150)         (256)        (271)         (231)           (487)
FAS 141 Amortization                                         -             -            -             -               -
Interest expense                                       (2,519)         (517)        (866)         (424)           (941)
Loan defeasance                                              -             -            -             -               -
FAS 141 Interest                                             -             -            -             -               -
Gain (loss) on sale of properties                            -             -            -             -               -
                                                  ------------ ------------- ------------ ------------- ---------------

Income before minority interest                             40           105          127          (36)              70

Minority interest - OP                                       -             -            -             1               1
Minority interest                                            -             -            -             -               -
                                                  ------------ ------------- ------------ ------------- ---------------

NET INCOME                                                 $40          $105         $127         $(35)             $71
                                                  ============ ============= ============ ============= ===============

                                                                            Current Quarter

                                                                                3 months
                                                                            Ended March 31,
                                                                                  2008
                                                 ----------------------------------------------------------------------
                                                                      Joint Ventures - Core Retail
                                                 ----------------------------------------------------------------------


                                                                 AKR Pro-                   AKR Pro-         Total
                                                                rata share                 rata share      AKR Pro-
                                                 Brandywine JV    22.22%      Crossroads     49.00%        rata share
                                                 ------------- ------------- ------------ ------------- ---------------

PROPERTY REVENUES
Minimum rents                                            4,043          $898       $1,448          $710          $1,609
Percentage rents                                           113            25            -             -              25
Expense reimbursements - CAM                               657           146          219           107             253
Expense reimbursements - Taxes                             248            55          380           186             241
Other property income                                       55            12           17             8              20
                                                 ------------- ------------- ------------ ------------- ---------------
                                                         5,116         1,136        2,064         1,011           2,148
                                                 ------------- ------------- ------------ ------------- ---------------

PROPERTY EXPENSES
Property operating - CAM                                   764           170          222           109             279
Other property operating                                   391            87           16             8              95
Real estate taxes                                          277            62          455           223             285
                                                 ------------- ------------- ------------ ------------- ---------------
                                                         1,432           319          693           340             659
                                                 ------------- ------------- ------------ ------------- ---------------

NET OPERATING INCOME - PROPERTIES (5)                    3,684           817        1,371           671           1,489

                                                  `
OTHER INCOME (EXPENSE)
General and administrative                                   -             -            -             -               -
Equity in earnings of unconsolidated properties              -             -            -             -               -
Interest income                                             23             5            9             4               9
Asset and property management income                         -             -            -             -               -
Promote income                                               -             -            -             -               -
Promote expense                                              -             -            -             -               -
Asset and property management expense( 2)                (255)             -            -             -               -
Straight-line rent income                                  146            32         (11)           (5)              27
Straight-line rents written off                           (44)          (10)            -             -            (10)
FAS 141 Rent                                               155            34        (105)          (51)            (17)
Provision for income taxes                                   -             -            -             -               -
Swap termination income                                      -             -            -             -               -
                                                 ------------- ------------- ------------ ------------- ---------------

EBIDTA                                                   3,709           878        1,264           619           1,498

Depreciation and amortization (3)                      (1,150)         (256)        (271)         (231)           (487)
FAS 141 Amortization                                         -             -            -             -               -
Interest expense                                       (2,519)         (517)        (866)         (424)           (941)
Loan defeasance                                              -             -            -             -               -
FAS 141 Interest                                             -             -            -             -               -
Gain (loss) on sale of properties                            -             -            -             -               -
                                                 ------------- ------------- ------------ ------------- ---------------

Income before minority interest                             40           105          127          (36)              70

Minority interest - OP                                       -             -            -             1               1
Minority interest                                            -             -            -             -               -
                                                 ------------- ------------- ------------ ------------- ---------------

NET INCOME                                                 $40          $105         $127         $(35)             $71
                                                 ============= ============= ============ ============= ===============

(1) The Commpany has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center
("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

       Reporting Supplement
          March 31, 2008

Income Statements - Current v. Prior Year (1)
---------------------------------------------
          (in thousands)

                                                                               Current Quarter

                                                                                   3 months
                                                                               ended March 31,
                                                                                     2008
                                            --------------------------------------------------------------------------------------
                                                                  Core
                                                                 Retail                          Residential
                                                 Core         Discontinued     Opportunity      Discontinued
                                                Retail         Operations         Funds          Operations           Total
                                            --------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                               $       12,917  $         1,304  $         3,000  $            918  $          18,139
Percentage rents                                       186               19                -                 -                205
Expense reimbursements - CAM                         2,117              302               77                 -              2,496
Expense reimbursements - Taxes                       2,131              155               59                 -              2,345
Other property income                                  113               28              103                75                319
                                            --------------- ---------------- ---------------- ----------------- ------------------
                                                    17,464            1,808            3,239               993             23,504
                                            --------------- ---------------- ---------------- ----------------- ------------------

PROPERTY EXPENSES
Property operating - CAM                             2,438              379              219                 -              3,036
Other property operating                               500              280              189               416              1,385
Real estate taxes                                    2,381              186              161                50              2,778
                                            --------------- ---------------- ---------------- ----------------- ------------------
                                                     5,319              845              569               466              7,199
                                            --------------- ---------------- ---------------- ----------------- ------------------

NET OPERATING INCOME - PROPERTIES                   12,145              963            2,670               527             16,305


OTHER INCOME (EXPENSE)
General and administrative                          (6,604)               -             (108)                -             (6,712)
Equity in earnings of Fund I
  unconsolidated properties                             21                -            2,519                 -              2,540
Interest income                                      2,295                -              169                 8              2,472
Fee income                                           6,798                -                -                 -              6,798
Promote income - Fund operations                         -                -               56                 -                 56
Promote income - Fund capital transactions               -                -                -                 -                  -
Promote income - RCP                                     -                -            1,168                 -              1,168
Promote expense                                          -                -              (57)                -                (57)
Property management expense                            (32)               -               (2)              (14)               (48)
Straight-line rent income                              277                3              (49)                -                231
Straight-line rents written off                        (10)               -                -                 -                (10)
FAS 141 Rent                                          (129)               -              (27)                -               (156)
Abandoned project costs
Provision for income taxes                          (1,843)               -              (11)                -             (1,854)
Other income (expense)                                   -                -                -                 -                  -
                                            --------------- ---------------- ---------------- ----------------- ------------------

EBIDTA                                              12,918              966            6,328               521             20,733

Depreciation and amortization                       (4,063)            (110)          (1,583)                -             (5,756)
FAS 141 Amortization                                  (255)               -              (19)                -               (274)
Interest expense                                    (5,205)               -             (565)                -             (5,770)
Loan defeasance                                          -                -                -                 -                  -
FAS 141 Interest                                        20                -                -                 -                 20
Gain (loss) on sale of properties                        -                -                -                 -                  -
                                            --------------- ---------------- ---------------- ----------------- ------------------

Income before minority interest                      3,415              856            4,160               521              8,952

Minority interest - OP                                 (98)             (17)             (56)              (10)              (181)
Minority interest                                       92                -             (120)                -                (28)
                                            --------------- ---------------- ---------------- ----------------- ------------------

NET INCOME                                  $        3,409  $           839  $         3,984  $            511  $           8,743
                                            =============== ================ ================ ================= ==================

                                                                               Prior Year Quarter

                                                                                    3 months
                                                                                ended March 31,
                                                                                      2007
                                            ----------------------------------------------------------------------------------------
                                                             Core                   Opportunity
                                                            Retail                     Funds                 Residential
                                                Core     Discontinued  Opportunity  Discontinued             Discontinued
                                               Retail     Operations      Funds      Operations  Residential  Operations    Total
                                            ----------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                               $    11,875  $      1,077  $     2,735  $       508  $         - $     1,788  $  17,983
Percentage rents                                    128            42            -            -            -           -        170
Expense reimbursements - CAM                      1,517           273           61           59            -           -      1,910
Expense reimbursements - Taxes                    1,899            60          (79)          60            -           -      1,940
Other property income                                78             5            5            -            -         135        223
                                            ------------ ------------- ------------ ------------ ----------- ------------ ----------
                                                 15,497         1,457        2,722          627            -       1,923     22,226
                                            ------------ ------------- ------------ ------------ ----------- ------------ ----------

PROPERTY EXPENSES
Property operating - CAM                          2,354           355          168           38            -           -      2,915
Other property operating                            622            12          121            4            -         881      1,640
Real estate taxes                                 2,016            69           (6)          65            -          82      2,226
                                            ------------ ------------- ------------ ------------ ----------- ------------ ----------
                                                  4,992           436          283          107            -         963      6,781
                                            ------------ ------------- ------------ ------------ ----------- ------------ ----------

NET OPERATING INCOME - PROPERTIES                10,505         1,021        2,439          520            -         960     15,445


OTHER INCOME (EXPENSE)
General and administrative                       (5,439)            -          (84)           -            -           -     (5,523)
Equity in earnings of Fund I unconsolidated
 properties                                           -             -        4,727            -            -           -      4,727
Interest income                                   2,821             -           94            -            -           5      2,920
Fee income                                        3,035             -            -            -            -           -      3,035
Promote income - Fund operations                      -             -            -            -            -           -          -
Promote income - Fund capital transactions            -             -            -            -            -           -          -
Promote income - RCP                                  -             -            -            -            -           -          -
Promote expense                                       -             -            -            -            -           -          -
Property management expense                         (31)            -           24          (26)           -         (43)       (76)
Straight-line rent income                           400            24          253           26            -           -        703
Straight-line rents written off                     (85)            -            -            -            -           -        (85)
FAS 141 Rent                                         13             -          (31)           -            -           -        (18)
Abandoned project costs                                             -          (13)           -                                 (13)
Provision for income taxes                       (1,878)            -            -            -            -           -     (1,878)
Other income (expense)                              165             -            -            -            -           -        165
                                            ------------ ------------- ------------ ------------ ----------- ------------ ----------

EBIDTA                                            9,506         1,045        7,409          520            -         922     19,402

Depreciation and amortization                    (3,658)         (435)      (1,676)         (88)           -        (380)    (6,237)
FAS 141 Amortization                                 76                        (20)           -            -           -         56
Interest expense                                 (5,028)          (32)        (515)        (227)           -        (295)    (6,097)
Loan defeasance                                    (426)                         -            -            -           -       (426)
FAS 141 Interest                                     20                          -           15            -           -         35
Gain (loss) on sale of properties                     -             -            -            -            -           -          -
                                            ------------ ------------- ------------ ------------ ----------- ------------ ----------

Income before minority interest                     490           578        5,198          220            -         247      6,733

Minority interest - OP                              (23)          (12)        (104)          (4)           -          (5)      (148)
Minority interest                                   232             -          (98)           -            -           -        134
                                            ------------ ------------- ------------ ------------ ----------- ------------ ----------

NET INCOME                                  $       699  $        566  $     4,996  $       216  $         - $       242  $   6,719
                                            ------------ ------------- ------------ ------------ ----------- ------------ ==========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the
Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and
Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the
Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                   Reporting Supplement
                      March 31, 2008

Net Operating Income (NOI) - Same Property Performance (1)
----------------------------------------------------------
                      (in thousands)

                                                                                                                 Growth in Same
                                                                                                                 Property NOI -
                                                                                                              Continuing Operations
                                                                  Notes:  Current Quarter Historical Quarter Favorable (unfavorable)
                                                                 -------------------------------------------------------------------


                                                                          3 months ended    3 months ended
       Reconciliation of total NOI to same property NOI:                     March 31,        March 31,
                                                                               2008              2007
                                                                          --------------- ------------------

NOI - Core Retail properties                                                      $12,145            $10,505
NOI - Opportunity Fund properties                                                   2,670              2,439
NOI - Residential properties                                                            -                  -
NOI - Discontinued Operations                                                       1,490              2,501
Adjustment to reflect 2006 increase in Fund I ownership
 percentage                                                           (2)         (1,280)            (1,363)
                                                                          --------------- ------------------

                           Total NOI                                               15,025             14,082

NOI - Properties Acquired                                                         (1,110)              (162)
NOI - Discontinued Operations                                                     (1,490)            (2,501)
NOI - non recurring transactions                                                       40                192
                                                                          --------------- ------------------

                                                                                  $12,465            $11,611                    7.4%
                                                                          =============== ================== =======================

Same property NOI by portfolio component and revenues/expenses:

                                                                                Core Retail Properties

                                                                 Revenues         $16,393            $15,376                    6.6%
                                                                 Expenses           5,051              4,791                   -5.4%
                                                                          --------------- ------------------ -----------------------
                                                                                   11,342             10,585                    7.2%
                                                                          --------------- ------------------ -----------------------

                                                                             Opportunity Fund Properties

                                                                 Revenues           1,342              1,169                   14.8%
                                                                 Expenses             219                143                  -53.1%
                                                                          --------------- ------------------ -----------------------
                                                                                    1,123              1,026                    9.4%
                                                                          --------------- ------------------ -----------------------

Total Core Retail and Opportunity Funds NOI                                       $12,465            $11,611                    7.4%
                                                                          =============== ================== =======================



(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

(2) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)]. The Company is entitled to $7.2 million Promote on future Fund I earnings and currently receives 100% of Fund I income until it has been repaid. Once repaid, the Company's share will return to 38%. 2008 and
2007 NOI from Fund I has been adjusted from 100% down to 38% for comparability.

           Reporting Supplement
              March 31, 2008

     Funds from Operations ("FFO") (1)
--------------------------------------------
                                                                                               2008                      2007
                                                                                  -------------------------------  ----------------
                                                                                      Current         Current          Historic
                                                                                   Year-to-Date       Quarter          Quarter

                                                                                    Year ended    3 months ended    3 months ended
                    Funds from operations ("FFO"):                        Notes   March 31, 2008  March 31, 2008    March 31, 2007
                    -----------------------------                                 --------------- ---------------  ----------------

Net Income                                                                        $        8,743  $        8,743   $         6,719
Add back:
Depreciation of real estate and amortization of leasing costs:
  (net of minority interest share)
     Consolidated subsidiaries                                                             3,566           3,566             4,797
     Unconsolidated subsidiaries                                                             500             500               475
Income attributable to OP units                                               (2)             79              79               144
Loss (gain) on sale of properties                                                              -               -                 -
Extraordinary item (net of minority interests' share and income taxes)                         -               -            (2,883)
Distributions on Preferred OP Units                                                            5               5                 8
                                                                                  --------------- ---------------  ----------------
                                                                    FFO                   12,893          12,893             9,260
 Extraordinary item (net of minority interests' share and income taxes)       (4)              -               -             2,883
                                                                                  --------------- ---------------  ----------------
                                  FFO - adjusted for extraordinary item       (4) $       12,893  $       12,893   $        12,143
                                                                                  =============== ===============  ================

               Adjusted Funds from operations ("AFFO"):
               ----------------------------------------
Diluted FFO                                                                       $       12,893  $       12,893   $        12,143
Straight line rent, net                                                                      231             231              (703)
Non real estate depreciation                                                                 227             227               164
Amortization of finance costs                                                                302             302               464
Amortization of cost of management contracts                                                 200             200               173
Tenant improvements                                                                         (238)           (238)             (463)
Leasing commissions                                                                         (126)           (126)              (72)
Capital expenditures                                                                         (44)            (44)             (981)
                                                                                  --------------- ---------------  ----------------

                                                                   AFFO           $       13,446  $       13,446   $        10,725
                                                                                  =============== ===============  ================

               Funds Available for Distribution ("FAD")
               ----------------------------------------
AFFO                                                                              $       13,446  $       13,446   $        10,725
Scheduled prinicpal repayments                                                              (711)           (711)             (832)
                                                                                  --------------- ---------------  ----------------

                                                                    FAD           $       12,735  $       12,735   $         9,893
                                                                                  =============== ===============  ================

              Total weighted average shares and OP Units:
Basic                                                                                     33,106          33,106            32,797
                                                                                  =============== ===============  ================
Diluted                                                                                   33,603          33,603            33,682
                                                                                  =============== ===============  ================

                            FFO per share:
FFO per share - Basic                                                         (3) $         0.39  $         0.39   $          0.37
                                                                                  =============== ===============  ================
FFO per share - Diluted                                                       (3) $         0.38  $         0.38   $          0.36
                                                                                  =============== ===============  ================

 AFFO per share - Basic                                                       (3) $         0.41  $         0.41   $          0.33
                                                                                  =============== ===============  ================
 AFFO per share - Diluted                                                     (3) $         0.40  $         0.40   $          0.32
                                                                                  =============== ===============  ================

 FAD per share - Basic                                                        (3) $         0.38  $         0.38   $          0.30
                                                                                  =============== ===============  ================
 FAD per share - Diluted                                                      (3) $         0.38  $         0.38   $          0.29
                                                                                  =============== ===============  ================

-----------------------------------------------------------------------------------------------------------------------------------
(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2) Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P.
Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

(4) The extraordinary item represents the Company's share of estimated extraordinary gain related to its investment in Albertson's. The Albertson's entity has recorded an extraordinary gain in connection with the allocation of purchase price to assets acquired. The Company considers this as an investment in an operating business as opposed to real estate. Accordingly, all gains and losses from this investment are included in FFO.

                          Reporting Supplement
                            March 31, 2008

                       2008 Guidance - Highlights
                       --------------------------
(in millions except per share amounts,all per share amounts are fully diluted)

                                                                                                               2007
Overall:                                                                                                      Actual
--------                                                                                           ---------------------------


 Full year Funds from Operatons ("FFO") per share                            $1.25 to $1.35                               $1.30
                                                                          ====================     ============================

 Earnings per Share ("EPS")                                                  $0.66 to $0.76                               $0.82
                                                                          ====================     ============================

FFO Components:
---------------


 Core and pro-rata share of opportunity Fund ("Fund") portfolio income       $41.8 to $42.6                               $41.8
                                                                          ====================     ============================

 Asset and property management fee income (net of taxes)                         $10.1                                     $9.2
                                                                          ====================      ===========================


 Transactional fee/Promote/RCP income (net of taxes):

   -- Transactional fees                                                     $14.5 to $15.5                                $8.1

   -- Promote/RCP income                                                      $3.0 to $4.0                                 $9.8
                                                                          --------------------     ----------------------------

 Total transactional fee and promote/RCP income (net)                        $17.5 to $19.5                               $17.9
                                                                          ====================     ============================


 General and administrative expense                                          $26.0 to $27.0                               $24.9
                                                                          ====================     ============================



 Highlights for the Quarter ended March 31, 2008:

 Promote/RCP income                                                               $2.3        ($2.2 is from Mervyns investment)

                         Reporting Supplement
                            March 31, 2008

                     Consolidated Balance Sheets
                     ---------------------------
                            (in thousands)
                                                                         March 31,      December 31,
                                                                            2008            2007
                                                                       --------------  --------------
ASSETS

Real estate
  Land                                                                 $     281,070   $     231,502
  Buildings and improvements                                                 605,859         485,177
  Construction in progress                                                   101,031          77,608
                                                                       --------------  --------------
                                                                             987,960         794,287
Less: accumulated depreciation                                              (125,852)       (122,044)
                                                                       --------------  --------------
  Net real estate                                                            862,108         672,243

Cash and cash equivalents                                                    111,290         123,343
Cash in escrow                                                                 7,412           6,637
Investments in and advances to unconsolidated affiliates                      58,960          40,613
Rents receivable, net of $1,331 and $1,304 allowance, respectively             5,327           4,629
Straight-line rents receivable, net of $910 allowance                          7,074           7,306
Notes Receivable                                                              57,698          61,703
Deferred charges, net                                                         21,432          18,879
Prepaid expenses and other assets, net                                        19,019          16,510
Acquired lease intangibles, net                                               15,309          16,103
Net assets of discontinued operations                                         30,926          31,046
                                                                       --------------  --------------

                                                                       $   1,196,555   $     999,012
                                                                       ==============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                 $     666,030   $     517,903
Acquired lease intangibles, net                                                5,366           5,651
Accounts payable and accrued expenses                                         15,752          14,833
Dividends and distributions payable                                            7,031          14,420
Share of losses in excess of investment in unconsolidated affiliates          20,081          20,007
Other liabilities                                                             19,261          13,564
Net liabilities of discontinued operations                                       425             787
                                                                       --------------  --------------
  Total liabilities                                                          733,946         587,165
                                                                       --------------  --------------

Minority interest in Operating Partnership                                     4,599           4,595
Minority interests in partially owned affiliates                             216,961         166,516
                                                                       --------------  --------------
  Total minority interests                                                   221,560         171,111
                                                                       --------------  --------------

Shareholders' equity:
Common shares                                                                     32              32
Additional paid-in capital                                                   227,136         227,890
Accumulated other comprehensive loss                                          (1,779)           (953)
Retained earnings                                                             15,660          13,767
                                                                       --------------  --------------
  Total shareholders' equity                                                 241,049         240,736
                                                                       --------------  --------------

                                                                       $   1,196,555   $     999,012
                                                                       ==============  ==============

                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                           March 31, 2008
                Pro-rata Consolidated Balance Sheet
--------------------------------------------------------------------
                           (in thousands)
                                                                     Consolidated     Minority       Company's        Pro-Rata
                                                                       Balance       Interest in    Interest in     Consolidated
                                                                        Sheet       Consolidated  Unconsolidated      Balance
                                                                    As Reported (1) Subsidiaries   Subsidiaries      Sheet (2)
                                                                    --------------- ------------- --------------- ---------------
ASSETS

Real estate
  Land                                                              $     281,070   $  (151,383)  $        7,353   $     137,040
  Buildings and improvements                                              605,859      (216,397)          52,151         441,613
  Construction in progress                                                101,031       (84,951)             596          16,676
                                                                    --------------  ------------  ---------------  --------------
                                                                          987,960      (452,731)          60,100         595,329
Less: accumulated depreciation                                           (125,852)       24,455           (7,338)       (108,735)
                                                                    --------------  ------------  ---------------  --------------
  Net real estate                                                         862,108      (428,276)          52,762         486,594

Cash and cash equivalents                                                 111,290       (20,594)           1,237          91,933
Cash in escrow                                                              7,412        (2,633)             820           5,599
Investments in and advances to unconsolidated affiliates                   58,960       (40,404)          (9,089)          9,467
Rents receivable, net                                                       5,327          (983)             245           4,589
Straight-line rents receivable, net                                         7,074           532            1,391           8,997
Intercompany                                                                                  -                -               -
Notes Receivable                                                           57,698        (2,957)               -          54,741
Deferred charges, net                                                      21,432       (10,467)           8,250          19,215
Prepaid expenses and other assets                                          19,019        13,377              341          32,737
Acquired lease intangibles                                                 15,309        (3,531)               6          11,784
Assets of discontinued operations                                          30,926             -                -          30,926
                                                                    --------------  ------------  ---------------  --------------

Total Assets                                                        $   1,196,555   $  (495,936)  $       55,963   $     756,582
                                                                    ==============  ============  ===============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                              $     665,129      (270,238)          73,025   $     467,916
Valuation of debt at acquisition, net of amortization                         901           (66)           1,379           2,214
Acquired lease intangibles                                                  5,366             -                -           5,366
Accounts payable and accrued expenses                                      15,752        (2,413)             700          14,039
Dividends and distributions payable                                         7,031             -                -           7,031
Due to related parties                                                                        -                -               -
Share of losses in excess of inv. in unconsolidated affiliates             20,081             -          (20,081)              -
Interest rate swap payable                                                      -             -                -               -
Other liabilities                                                          19,261        (7,916)             940          12,285
Liabilities of discontinued operations                                        425             -                -             425
                                                                    --------------  ------------  ---------------  --------------
  Total liabilities                                                       733,946      (280,633)          55,963         509,276
                                                                    --------------  ------------  ---------------  --------------

Minority interest in Operating Partnership                                  4,599             -                -           4,599
Minority interests in partially owned affiliates                          216,961      (215,303)               -           1,658
                                                                    --------------  ------------  ---------------  --------------
  Total minority interests                                                221,560      (215,303)               -           6,257
                                                                    --------------  ------------  ---------------  --------------

Shareholders' equity:
Common shares                                                                  32             -                -              32
Additional paid-in capital                                                227,136             -                -         227,136
Accumulated other comprehensive income                                     (1,779)            -                -          (1,779)
Deficit                                                                    15,660             -                -          15,660
                                                                    --------------  ------------  ---------------  --------------
  Total shareholders' equity                                              241,049             -                -         241,049
                                                                    --------------  ------------  ---------------  --------------

Total Liabilities and Shareholders' Equity                          $   1,196,555   $  (495,936)  $       55,963   $     756,582
                                                                    ==============  ============  ===============  ==============
Notes

(1) The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.

(2) The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating it's ownership percentage for each of the above asset and liability line items. Similiarly, the above presentation also includes the Company's share of assets and liaiblities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.


   Reporting Supplement
      March 31, 2008

Portfolio Debt - Consolidated Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt
       (amounts in thousands)

                                             Acadia Pro-Rata Share of Debt
                        ------------------------------------------------------------------------

                          Core Portfolio      Opportunity Funds          Total           Fixed
                        ------------------- --------------------- --------------------
                         Principal  Interest Principal  Interest   Principal Interest     vs
Mortgage Notes Payable    Balance    Rate     Balance    Rate       Balance    Rate     Variable
---------------------------------- -------- ---------- ---------  ---------- --------- ----------
Fixed-Rate Debt (1)     $  395,113     5.1% $   32,400      5.9%  $  427,513      5.2%       91%
Variable-Rate Debt (1)       1,240     4.0%     39,163      4.0%      40,403      3.9%        9%
                        ---------- -------- ---------- ---------  ---------- --------- ---------

Total                   $  396,353     5.1% $   71,563      4.8%  $  467,916      5.1%      100%
                        ========== ======== ========== =========  ========== ========= =========

                                                       Reconcoliation to Consolidated Debt as Reported
                        -------------------------------------------------------------------------------
                                                      Add: Minority
                                                         Interest    Less: Pro-rata        Acadia
                                                         Share of       Share of        Consolidated
                                                       Consolidated  Unconsolidated         Debt
Mortgage Notes Payable                                  Debt (3)        Debt (4)        As Reported
------------------------------------------------------------------- ---------------- ------------------

Fixed-Rate Debt (1)                                   $     133,994 $       (68,191) $          493,316
Variable-Rate Debt (1)                                      136,244          (4,834)            171,813
                        ------------------------------------------- ---------------- ------------------

Total                                                 $     270,238 $       (73,025)            665,129
                        =========================================== ================

FAS 141 purchase price
debt allocation                                                                                     901
                                                                                     ------------------
Total debt as reported                                                               $          666,030
                                                                                     ==================
Notes
-----

(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
(2) Represents the Company's economic pro-rata share of debt.
(3) Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.
(4) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

                                         Reporting Supplement
                                            March 31, 2008

                                     Debt Analysis - Consolidated Debt
                                        (amounts in thousands)

                                                                   Principal     Acadia's Pro-rata
                                                                   Balance at          share             Interest   Maturity
Property         Notes    Entity     Lender                      March 31, 2008   Percent  Amount          Rate       Date
----------------------------------------------------------------------------------------------------------------- ------------

CORE PORTFOLIO
-----------------

Fixed-Rate Debt
-----------------
Acadia Realty             Acadia     3.75% Convertible Notes
 Trust                                                                 $115,000     100.0% $115,000         3.75%   12/20/2011
Chestnut Hill             Acadia     Column Financial, Inc.               9,791     100.0%    9,791         5.45%    6/11/2013
New Loudon Center         Acadia     RBS Greenwich Capital               14,702     100.0%   14,702         5.64%     9/6/2014
Crossroads            Crossroads JV  JPMorgan Chase Bank
 Shopping Center                                                         63,793      49.0%   31,259         5.37%    12/1/2014
Crescent Plaza            Acadia     RBS Greenwich Capital               17,600     100.0%   17,600         4.98%     9/6/2015
Pacesetter Park           Acadia     RBS Greenwich Capital
 Shopping Center                                                         12,500     100.0%   12,500         5.12%    11/6/2015
Elmwood Park              Acadia     Bear Stearns Commercial
 Shopping Center                      Mortgage, Inc.                     34,600     100.0%   34,600         5.53%     1/1/2016
Gateway Shopping          Acadia     Bear Stearns Commercial
 Center                               Mortgage, Inc.                     20,500     100.0%   20,500         5.44%     3/1/2016
Acadia Brandywine     Brandywine JV  UBS Warburg Real Estate
 Subsidiary                           Investments, Inc.                  61,375      22.2%   13,639         5.99%     7/1/2016
Acadia Brandywine     Brandywine JV  Bear Stearns Commercial
 Town Center                          Mortgage, Inc.                     31,550      22.2%    7,011         5.99%     7/1/2016
Acadia Market         Brandywine JV  Bear Stearns Commercial
 Square Shopping                      Mortgage, Inc.
 Center                                                                  24,375      22.2%    5,417         5.99%     7/1/2016
Acadia Brandywine     Brandywine JV  Bear Stearns Commercial
 Condominium                          Mortgage, Inc.                     22,650      22.2%    5,033         5.99%     7/1/2016
Acadia Brandywine     Brandywine JV  Bear Stearns Commercial
 Holdings                             Mortgage, Inc.                     26,250      22.2%    5,833         5.99%     7/1/2016
Walnut Hill Plaza         Acadia     Merrill Lynch Mortgage
                                      Lending, Inc.                      23,500     100.0%   23,500         6.06%    8/29/2016
239 Greenwich             Acadia     Wachovia
 Avenue                                                                  26,000      75.0%   19,500         5.42%    2/11/2017
Merrillville              Acadia     Bear Stearns Commercial
 Plaza                                Mortgage, Inc.                     26,250     100.0%   26,250         5.88%     8/1/2017
Clark-Diversey            Acadia     Lasalle Bank National
                                      Association                         3,713     100.0%    3,713         8.50%    4/11/2028
Boonton                   Acadia     GMAC Commercial Mortgage
                                      Corporation                         8,419      60.0%    5,051         6.40%    11/1/2032
Interest rate             Acadia     Bank of America, N.A.                                                          Various
 swaps               1                                                   24,214     100.0%   24,214         6.34%
                                                                 --------------           ---------      --------

Sub-Total Fixed-
 Rate Debt                                                              566,782             395,113         5.14%
                                                                 --------------           ---------      --------

Variable-Rate
 Debt
-----------------


Various                   Acadia     Bank of America, N.A.                                          Libor
                     2                                                        -     100.0%        -  +        125    12/1/2010
Branch Plaza              Acadia     Bank of America, N.A.                                          Libor
                                                                         15,712     100.0%   15,712  +        130    12/1/2011
Village Commons           Acadia     Bank of America, N.A.                                          Libor
 Shopping Center     3                                                    9,742     100.0%    9,742  +        140    6/29/2012
Interest rate             Acadia     Bank of America, N.A.
 swaps               1                                                 (24,214)     100.0% (24,214)
                                                                 --------------           ---------

Sub-Total
 Variable-Rate                                                                                      Libor
 Debt                                                                     1,240               1,240  +        134
                                                                 --------------           --------- -------------

Total Core
 Portfolio Debt                                                        $568,022            $396,353         5.14%
                                                                 ==============           =========      ========

                                              Reporting Supplement
                                                 March 31, 2008

                                            Debt Analysis - Consolidated Debt
                                             (amounts in thousands)
                                                                      Principal      Acadia's Pro-rata
                                                                      Balance at           share             Interest  Maturity
                                                                                   ---------------------
Property                   Notes  Entity    Lender                  March 31, 2008  Percent    Amount           Rate      Date
------------------------------------------  -------------------------------------------------------------------------------------

OPPORTUNITY FUNDS
---------------------------

Fixed-Rate Debt
---------------------------
Sherman Plaza                  4  Fund II   Bank of China                  $19,000     19.7%      $3,751         5.83%   9/1/2008
Safeway Portfolio                  Fund I   Cortlandt Deposit
                               5             Corporation                     2,318     28.3%         657         6.51%  1/15/2009
Kroger Portfolio                   Fund I   Cortlandt Deposit
                               5             Corporation                     2,475     28.3%         701         6.62%   2/1/2009
Acadia Suffern LLC                Fund III  GEMSA Loan Services, LP          5,024     18.9%         950         5.37%  12/1/2009
Acadia Storage Company LLC        Fund III  Wachovia                        34,848     18.9%       6,588         5.86%  6/11/2009
Acadia Storage Post               Fund III  GEMSA Loan Services, LP
 Portfolio CO. LLC                                                          41,500     18.9%       7,846         5.30%  3/16/2011
216th Street                   4  Fund II   Bank of America, N.A.           25,500     19.7%       5,034         5.80%  10/1/2017
Pelham Manor                   4  Fund II   Bear Sterns Commercial          16,062     19.7%       3,171         7.18%   1/1/2020
Interest rate swap             1   Fund I   Bank of America, N.A.            9,800     37.8%       3,702         5.86% 10/29/2010
                                                                    --------------           -----------     ---------

Sub-Total Fixed-Rate Debt                                                  156,527                32,400         5.86%
                                                                    --------------           -----------     ---------

Variable-Rate Debt
---------------------------

CityPoint                         Fund II   Bank of America, N.A.                                       Libor
                               6                                            34,000      4.9%       1,652 +         135  6/13/2008
Granville Center                   Fund I   Bank One, N.A.                                              Libor
                                                                             2,785     37.8%       1,052 +         200  10/5/2008
Acadia Strategic                  Fund II   Bank of America, N.A. /                                     Libor
 Opportunity Fund II, LLC      7             Bank of New York               34,500     20.0%       6,900 +          75   3/1/2009
161st Street                      Fund II   RBS Greenwich Capital                                       Libor
                               4                                            30,000     19.7%       5,922 +         140   4/1/2009
Liberty Avenue                    Fund II   PNC Bank, National                                          Libor
                               4             Association                    10,125     19.7%       1,999 +         165  5/18/2009
Fordham Plaza                     Fund II   Eurohypo AG                                                 Libor
                               4                                            51,163     19.7%      10,100 +         175  10/4/2009
Haygood Shopping Center            Fund I   JP Morgan Chase Bank,                                       Libor
                               8             N.A.                           11,366     18.9%       2,148 +         150  8/23/2010
Sterling Heights Shopping          Fund I   JP Morgan Chase Bank,                                       Libor
 Center                        8             N.A.                            5,471     18.9%       1,033 +         185  8/23/2010
Acadia Strategic                  Fund III  Bank of America, N.A.                                       Comm
 Opportunity Fund III, LLC                                                                              Paper
                               9                                            42,000     19.9%       8,358+50             10/9/2011
Tarrytown Shopping Center          Fund I   Anglo Irish Bank                                            Libor
                                             Corporation                     9,800     37.8%       3,702 +         165 10/30/2010
Interest rate swap             1   Fund I   Bank of America, N.A.          (9,800)     37.8%     (3,702)               10/29/2010
                                                                    --------------           -----------

Sub-Total Variable-Rate Debt                                                                            Libor
                                                                           221,410                39,163 +         134
                                                                    --------------           -------------------------

Total Opportunity Funds Portfolio Debt                                    $377,937               $71,563         4.75%
                                                                    ==============           ===========     =========

                                                 Reporting Supplement
                                                    March 31, 2008
                                                 Debt Analysis - Notes



-----------------------------------------------------------------------------------------------------------------------

(1) The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:
                                                              Average                        Forward        Maturity
                          Notional principal    Spread       Swap rate       All-in Rate   Start Date         Date
                          ------------------------------- ----------------  ------------- -------------  --------------

                                      $4,640        1.39%            4.71%          6.10%           n/a        1/1/2010
                                      11,140        1.39%            4.90%          6.29%           n/a       10/1/2011
                                       8,434        1.39%            5.14%          6.53%           n/a        3/1/2012
                          ------------------ ------------ ----------------  -------------
Core Portfolio                       $24,214        1.39%            4.94%          6.34%
                          ================== ============ ================  =============

Opportunity Funds                     $9,800        1.39%            4.47%          5.86%           n/a      10/29/2010
                          ================== ============ ================  =============

(2) This is a revolving facility for up to $74,000 with an additional $13,000 available based on certain income hurdles and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon, Abington Towne
Center, Methuen Shopping Center and Town Line Plaza.

(3) There is an additional $300 available under this facility through 12/08, with an additional $1,800 available thereafter based on certain income hurdles.

(4) Fund II is a 98.7% joint venture partner on this investment. As such, Acadia's pro- rata share of the above debt is 98.7% x 20%, or 19.7%.

(5) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such
Acadia's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.

(6) Fund II is a 22.57% % joint venture partner in CityPoint. As such, Acadia's pro-rata share of the above debt is
4.86%.

(7) This is a revolving facility for up to $70,000. There are three one-year options associated with this revolving facility.

(8) Fund I is a 50% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is
50% x 37.78%, or 18.9%.

(9) This is a line of credit with an initial amount of $75,000 with the option to increase to a maximum of
$300,000.

          Reporting Supplement
             March 31, 2008

         Future Debt Maturities
----------------------------------------
             (in thousands)



 Core Portfolio                                                                              Weighted Average Interest Rate
                                                         Acadia's Pro-rata Share                      of Maturing Debt
                                                    ---------------------------------  ---------------------------------------------
                   Scheduled                          Scheduled
      Year        Amortization Maturities   Total   Amortization  Maturities  Total    Total Debt Fixed-Rate Debt Variable-Rate Debt
----------------- ------------ ---------- --------- ------------- ---------- --------  ---------- --------------- ------------------

      2008               1,412          -     1,412         1,053          -    1,053        n/a           n/a                n/a
      2009               2,053          -     2,053         1,552          -    1,552        n/a           n/a                n/a
      2010               2,644          -     2,644         2,110          -    2,110        n/a           n/a                n/a
      2011               3,088    129,764   132,852         2,523    129,764  132,287       3.78%         3.75%              4.00%
      2012               3,219      9,048    12,267         2,628      9,048   11,676       4.10%          n/a               4.10%
   Thereafter           19,839    396,955   416,794        15,232    232,443  247,675       5.61%         5.61%               n/a
                  ------------ ---------- --------- ------------- ---------- --------
                  $     32,255 $  535,767 $ 568,022 $      25,098 $  371,255 $396,353
                  ============ ========== ========= ============= ========== ========


                                                                                    Weighted Average Interest Rate of Pro-rata Share
                                                                                                       of Maturing Debt
                                                                                    ------------------------------------------------
Opportunity Funds
                                                                                     Total Debt  Fixed-Rate Debt Variable-Rate Debt
                                                                                    ------------ --------------- -------------------

      2008                 766     55,697    56,463           161      6,422    6,583       5.19%         5.83%              4.30%
      2009               5,339    164,436   169,775         1,461     32,228   33,689       4.47%         5.80%              4.08%
      2010                   -     26,637    26,637             -      6,883    6,883       4.33%          n/a               4.33%
      2011                   -     83,500    83,500             -     16,203   16,203       4.01%         5.30%              2.80%
      2012                   -          -         -             -          -        -        n/a           n/a                n/a
   Thereafter                -     41,562    41,562             -      8,205    8,205       6.33%         6.33%               n/a
                  ------------ ---------- --------- ------------- ---------- --------
                  $      6,105 $  371,832 $ 377,937 $       1,622 $   69,941 $ 71,563
                  ============ ========== ========= ============= ========== ========

                  Reporting Supplement
                     March 31, 2008

                Selected Operating Ratios
                -------------------------

                                                                   3 months ended March 31,

                                                                   2008                 2007
                                                               -------------         -----------
                     Coverage Ratios                        (1)
                     ---------------

                 Interest Coverage Ratio
EBIDTA                                                               $20,983             $19,402
Divided by Interest expense                                            5,770               6,097
                                                               -------------         -----------
                                                                        3.64 x              3.18x

               Fixed Charge Coverage Ratio
EBIDTA                                                               $20,983             $19,402
Divided by ( Interest expense                                          5,770               6,097
                 + Preferred Dividends)                     (2)            5                   8
                                                               -------------         -----------
                                                                        3.63 x              3.18x

               Debt Service Coverage Ratio
EBIDTA                                                               $20,983             $19,402
Divided by ( Interest expense                                          5,770               6,097
                 + Principal Amortization)                               711                 832
                                                               -------------         -----------
                                                                        3.24 x              2.80x

                      Payout Ratios
                      -------------

                    FFO Payout Ratio

Dividends (Shares) & Distributions (O.P. Units) paid                  $7,031              $6,661
FFO                                                                   12,893              12,143
                                                               -------------         -----------
                                                                         55%                 55%

                    AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                  $7,031              $6,661
AFFO                                                                  13,446              10,725
                                                               -------------         -----------
                                                                         52%                 62%
                    FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid                  $7,031              $6,661
FAD                                                                   12,735               9,893
                                                               -------------         -----------
                                                                         55%                 67%
                     Leverage Ratios
                     ---------------

Debt/Total Market Capitalization
Debt                                                        (3)     $467,916            $426,589
Total Market Capitalization                                        1,263,298           1,281,369
                                                               -------------         -----------
                                                                         37%                 33%


Debt + Preferred Equity (Preferred O.P. Units)                      $468,521            $426,977
Total Market Capitalization                                        1,263,298           1,281,369
                                                               -------------         -----------
                                                                         37%                 33%

Notes:
(1) Quarterly results for 2008 and 2007 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the
Company's consolidated and unconsolidated investments in joint ventures.
(2) Represents preferred distributions on Preferred Operating partnership Units.
(3) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.

   Reporting Supplement
      March 31, 2008

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
------------------------------------------------------------


Item                        Description
---------------------------------------------------------------

Date formed                 September 2001

Capital commitment          $90 million

Funding                     All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed below. Acadia and its investors still own approximately 1.5 million square feet of properties in Fund I.
Partnership structure

       Equity Contribution: 22.22% - Acadia
                            77.78% - Four institutional investors (current significant shareholders in Acadia as well)

    Cash flow distribution: 22.22% - Acadia
                            77.78% - Four institutional investors

                   Promote: 20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                            Remaining 80% is distributed to all the partners (including Acadia).

                            In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8%
                            interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest. Due to this transaction, Fund I investors received a return of all of their invested capital and preferred return, thus triggering Acadia's additional 20% interest (promote) in all future Fund I distributions.

Fees to Acadia              Priority distribution fee equal to 1.5% of implied capital

                            Priority distribution fee equal to 4% of gross property revenues

                            Market rate leasing fees

                            Market rate construction/project management fees

  Reporting
  Supplement
March 31, 2008

    Fund I
  Portfolio
    Detail
--------------
                                                                                                               Annualized Base Rent
               Ownership     Gross Leasable Area       Occupancy                   Annualized Base Rent          per Square Foot
                         --------------------------- -------------- ------- ---------------------------------- --------------------
                   %      Anchors   Shops    Total   Anchors Shops   Total    Anchors     Shops       Total    Anchors Shops  Total
               --------- --------- ------- --------- ------- ------ ------- ----------- ---------- ----------- ------- ------ -----
   Midwest
--------------

Michigan
--------------
Sterling
 Heights
 Shopping
 Center
 (Michigan)          50%    90,400  64,435   154,835 100.00% 25.18%  68.86%    $526,600   $117,919    $644,519   $5.83  $7.27 $6.04

Ohio
--------------
Granville
 Centre             100%    90,047  44,950   134,997  38.81% 42.73%  40.12%     450,336    188,450     638,786   12.88   9.81 11.80
                         --------- ------- --------- ------- ------ ------- ----------- ---------- ----------- ------- ------ -----
Total Midwest              180,447 109,385   289,832  69.46% 32.39%  55.47%     976,936    306,369   1,283,305    7.79   8.65  7.98


 Mid-Atlantic
--------------

Virginia
--------------
Haygood
 Shopping
 Center (1)          50%    95,303  83,230   178,533 100.00% 83.06%  92.10%     636,207  1,136,309   1,772,516    6.68  16.44 10.78

   New York
--------------

New York
--------------
Tarrytown
 Shopping
 Center             100%    15,497  19,794    35,291 100.00% 82.33%  90.09%     475,000    496,822     971,822   30.65  30.49 30.57

   Various
--------------

Kroger/Safeway
 Portfolio (24
 Properties)         75%   987,100       -   987,100 100.00%  0.00% 100.00%   8,842,778          -   8,842,778    8.96      -  8.96
                         --------- ------- --------- ------- ------ ------- ----------- ---------- ----------- ------- ------ -----

 Grand Total             1,278,347 212,409 1,490,756  95.69% 56.90%  90.16% $10,930,921 $1,939,500 $12,870,421   $8.94 $16.05 $9.58
                         ========= ======= ========= ======= ====== ======= =========== ========== =========== ======= ====== =====

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) This property is currently under contract for sale which is anticipated to close during the second quarter of 2008.

          Reporting Supplement
             March 31, 2008

                 Fund I
             Anchor Detail
             -------------
                                                                      Annual         Annual
                                           Square       Lease          Base           Base
         Region/Property/Tenant            Footage    Expiration       Rent         Rent PSF       Options
-------------------------------------------------------------------------------------------------------------

                Midwest
                -------

Michigan
--------
Sterling Heights Shopping Center
Rite Aid                                     20,000     1/31/2026       $245,000         $12.25  (4) 5 Year
Burlington Coat Factory                      70,400     1/31/2024        281,600           4.00  -
                                          ---------                -------------  -------------
      Total Redevelopment Property           90,400                      526,600           5.83
                                          ---------                -------------  -------------
Ohio
----
Granville Centre
Lifestyle Family Fitness, Inc.               34,951     1/31/2017       $450,336          12.88  (2) 5 Year
                                          ---------                -------------  -------------

             Total Midwest                  125,351                      976,936           7.79
                                          ---------                -------------  -------------

              Mid-Atlantic
              ------------
Virginia
--------
Haygood Shopping Center (1)
Marshalls                                    30,023     2/28/2017        270,207           9.00  -
Farm Fresh                                   54,000     8/31/2026        337,500           6.25  (15) 5 Year
Eckerd Drugs (Brook's)                       11,280    11/30/2009         28,500           2.53  -
                                          ---------                -------------  -------------
                                             95,303                      636,207           6.68
                                          ---------                -------------  -------------

                New York
                --------
New York
--------
Tarrytown Centre
Walgreen's                                   15,497     6/30/2080        475,000          30.65  -
                                          ---------                -------------  -------------

Various
-------
Kroger/Safeway                              987,100          2009      8,842,778           8.96  Various
                                          ---------                -------------  -------------


             Total Anchors                1,223,251                  $10,930,921          $8.94
                                          =========                =============  =============


General note - The above detail does not include space which is currently leased, but for which rent payment has not yet commenced.

(1) This property is currently under contract for sale which is anticipated to close in the second quarter of 2008.


   Reporting Supplement
      March 31, 2008

 Fund I
 Lease Expirations
 -----------------
                                               Gross Leased Area                      Annualized Base Rent
                                    ----------------------------------------   -----------------------------------
                                      Number of                   Percent                   Percent     Average
                                       Leases        Square          of                        of         per
                                      Expiring       Footage       Total         Amount      Total      Sq. Ft.
                                    ----------------------------------------   -----------------------------------
 Anchor Tenant Expirations
           2009                                26       998,380       81.62%    $8,871,278     81.15%        $8.89
           2017                                 2        64,974        5.31%       720,543      6.59%        11.09
           2024                                 1        70,400        5.76%       281,600      2.58%         4.00
           2026                                 2        74,000        6.05%       582,500      5.33%         7.87
           2080                                 1        15,497        1.27%       475,000      4.35%        30.65
                                    ------------- ------------- ------------   ----------- ---------- ------------
 Total Occupied                                32     1,223,251      100.01%   $10,930,921    100.00%        $8.94
                                    ============= ============= ============   =========== ========== ============

 --------------------------------------------------------------
                                                                                         0
 Total Vacant                                            55,096
                                                  -------------

 Total Square Feet                                    1,278,347
                                                  =============

 --------------------------------------------------------------

 Shop Tenant Expirations
      Month to Month                           10        21,710       17.96%      $211,249     10.89%        $9.73
           2008                                 7         9,429        7.80%       136,589      7.04%        14.49
           2009                                 3         8,580        7.10%       130,120      6.71%        15.17
           2010                                 4         9,278        7.68%       190,407      9.82%        20.52
           2011                                 8        16,796       13.90%       292,896     15.10%        17.44
           2012                                 7        19,579       16.20%       213,629     11.01%        10.91
           2013                                 1         1,607        1.33%        33,747      1.74%        21.00
           2014                                 5        13,443       11.12%       323,123     16.66%        24.04
           2015                                 2         2,798        2.32%        47,312      2.44%        16.91
           2016                                 1         7,752        6.41%       111,230      5.73%        14.35
           2017                                 1           869        0.72%        19,987      1.03%        23.00
           2018                                 2         3,861        3.19%        78,369      4.04%        20.30
           2020                                 1         5,157        4.27%       150,842      7.78%        29.25
                                    ------------- ------------- ------------   ----------- ---------- ------------
 Total Occupied                                52       120,859      100.00%    $1,939,500    100.00%       $16.05
                                    ============= ============= ============   =========== ========== ============

 --------------------------------------------------------------

 Total Vacant                                            91,550
                                                  -------------

 Total Square Feet                                      212,409
                                                  =============

 --------------------------------------------------------------

 Total Anchor and Shop Tenant Expirations
      Month to Month                           10        21,710        1.62%      $211,249      1.64%        $9.73
           2008                                 7         9,429        0.70%       136,589      1.06%        14.49
           2009                                29     1,006,960       74.92%     9,001,398     69.94%         8.94
           2010                                 4         9,278        0.69%       190,407      1.48%        20.52
           2011                                 8        16,796        1.25%       292,896      2.28%        17.44
           2012                                 7        19,579        1.46%       213,629      1.66%        10.91
           2013                                 1         1,607        0.12%        33,747      0.26%        21.00
           2014                                 5        13,443        1.00%       323,123      2.51%        24.04
           2015                                 2         2,798        0.21%        47,312      0.37%        16.91
           2016                                 1         7,752        0.58%       111,230      0.86%        14.35
           2017                                 3        65,843        4.90%       740,530      5.75%        11.25
           2018                                 2         3,861        0.29%        78,369      0.61%        20.30
           2020                                 1         5,157        0.38%       150,842      1.17%        29.25
           2024                                 1        70,400        5.24%       281,600      2.19%         4.00
           2026                                 2        74,000        5.51%       582,500      4.53%         7.87
           2080                                 1        15,497        1.15%       475,000      3.69%            -
                                    ------------- ------------- ------------   ----------- ---------- ------------
 Total Occupied                                84     1,344,110      100.02%   $12,870,421    100.00%        $9.58
                                    ============= ============= ============   =========== ========== ============

 --------------------------------------------------------------

 Total Vacant                                           146,646
                                                  -------------

 Total Square Feet                                    1,490,756
                                                  =============

 --------------------------------------------------------------


  Reporting Supplement
     March 31, 2008

         Fund I
Kroger/Safeway Portfolio                                         Renewal    Ground
-------------------------                                         Rent       Rent
                                                        Gross      per       per
                                                      Leasable   Square     Square      Net
                                    Status              Area      Foot       Foot       Rent
------------------------- -------------------------- ---------- --------- ---------- ----------

          Kroger
-------------------------
Cary, NC                  Renewal option exercised       48,000     $4.75      $1.56      $3.19
Irving, TX                Renewal option exercised       43,900      4.51       2.28       2.23
Great Bend, KS            Purchase option exercised      48,000         -          -          -
Hanrahan, LA              Purchase option exercised      60,000         -          -          -
Pratt, KS                 Purchase option exercised      38,000         -          -          -
Roanoke, VA               Purchase option exercised      36,700         -          -          -
Shreveport, LA            Purchase option exercised      45,000         -          -          -
Wichita, KS               Purchase option exercised      50,000         -          -          -
Wichita, KS               Not renewed                    40,000         -          -          -
Cincinnati, OH            Not renewed                    32,200         -          -          -
Conroe, TX                Not renewed                    75,000         -          -          -
Indianapolis, IN          Not renewed                    34,000         -          -          -

         Safeway
-------------------------
Batesville, AR            Renewal option exercised       29,000      6.02       2.33       3.69
Benton, AR                Renewal option exercised       33,500      4.96       1.88       3.07
Carthage, TX              Renewal option exercised       27,700      4.33       0.83       3.51
Little Rock, AR           Renewal option exercised       36,000      6.93       3.06       3.88
Longview, WA              Renewal option exercised       48,700      4.72       1.60       3.12
Mustang, OK               Renewal option exercised       30,200      4.37       0.99       3.38
Ruidoso, NM               Renewal option exercised       38,600      6.28       2.04       4.24
San Ramon, CA             Renewal option exercised       54,000      5.23       3.37       1.86
Springerville, AZ         Renewal option exercised       30,500      5.09       1.02       4.07
Tucson, AZ                Renewal option exercised       41,800      4.93       1.72       3.20
Roswell, NM               Not renewed                    36,300         -          -          -
Tulsa, OK                 Not renewed                    30,000         -          -          -
                                                     ---------- --------- ---------- ----------

Total                                                   987,100     $2.41      $0.92      $1.49
                                                     ========== ========= ========== ==========

                            Reporting Supplement
                           As of December 31, 2007

                             Fund I - Valuation
                             -------------------
                   (in thousands, except per share amounts)
                                                                                                                 Other
                                                                                    Total     Kroger/Safeway Properties(1)
                                                                                 -----------------------------------------


       Gross asset value                                                              $62,500        $31,000       $31,500

       Debt                                                                          (28,419)        (7,382)      (21,037)
                                                                                 ------------ -------------- -------------

       Adjusted debt                                                                   34,081         23,618        10,463
                                                                                 ------------ ============== =============

       Additional Mervyn's return (Original capital already returned)                   6,400
                                                                                 ------------

       Total Value Subject to Promote                                                  40,481
                                                                                 ------------

       General Partner (Acadia) Promote on Fund I assets               x 20%            8,096
                                                                                 ------------

       Remaining value to be allocated pro-rata to Fund I investors
        (including Acadia)                                                             32,385
                                                                                 ------------

       Acadia's share                                                  x 22.22%         7,196
                                                                                 ------------

       Value of Acadia's interest in remaining Fund I assets                           15,292

       Additional promote earned from Brandywine recapitalization                           -
                                                                                 ------------

       Total value to Acadia                                                          $15,292
                                                                                 ============

                           Recap of Acadia Promote
       --------------------------------------------------------------------------------------

       20% General Partner (Acadia) Promote on Fund I assets                           $8,096
       20% General Partner (Acadia) Promote on Brandywine                                   -
                                                                                 ------------
       Total promote                                                                   $8,096
                                                                                 ============
       Per share                                                                        $0.24
                                                                                 ============

       --------------------------------------------------------------------------------------

Notes:
------
     1 Amounts adjusted for minority interests' pro-rata share of debt (See "Debt Analysis - Detail" )

                                         Reporting Supplement
                                             March 31, 2008

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
----------------------------------------------------------------



Item                              Description
--------------------------------------------------------------------------------

Date formed                       June 2004

Capital commitment                $300 million

Funding                           $192.0 million funded through March 31, 2008

Partnership structure

          Equity Contribution:    20% - Acadia
                                  80% - Six institutional investors (Three are current
                                         shareholders in Acadia as well)

       Cash flow distribution:    20% - Acadia
                                  80% - Six institutional investors

                      Promote:    20% to Acadia once all partners (including Acadia) have received 8%
                                   preferred return and return of equity

                                  Remaining 80% is distributed to all the partners (including Acadia).

Fees to Acadia                    Asset management fee equal to 1.5% of total committed capital

                                  Property management fee equal to 4% of gross property revenues

                                  Market rate leasing fees

                                  Market rate construction/project management fees

   Reporting
   Supplement
 March 31, 2008

    Fund II
Portfolio Detail
----------------

                                                                                                              Annualized Base Rent
                                                                                                              per Occupied Square
                              Gross Leasable Area      Occupancy                  Annualized Base Rent                 Foot
                             ---------------------- --------------- ------- -------------------------------- -----------------------
                 Ownership % Anchors Shops   Total  Anchors  Shops   Total   Anchors     Shops      Total    Anchors Shops   Total
                 ----------- ------- ------ ------- ------- ------- ------- ---------- ---------- ---------- ------- ------ --------

    Midwest
    -------
Illinois
--------
Oakbrook                100% 112,000      - 112,000 100.00%   0.00% 100.00%   $825,000         $-   $825,000   $7.37     $-    $7.37

    New York
    --------
New York
--------
Liberty Avenue         98.6%  10,880  6,208  17,088 100.00% 100.00% 100.00%    394,944    217,901    612,845   36.30  35.10    35.86

216th Street           98.6%  60,000      -  60,000 100.00%   0.00% 100.00%  2,340,000    225,000  2,565,000   39.00      -    42.75

161st Street (1)       98.6% 137,334 86,187 223,521 100.00%  66.57%  87.11%  3,337,222  1,193,501  4,530,723   24.30  20.80    23.27
                             ------- ------ ------- ------- ------- ------- ---------- ---------- ---------- ------- ------ --------
 Total New York              208,214 92,395 300,609 100.00%  68.82%  90.42%  6,072,166  1,636,402  7,708,568   29.16  25.74    28.36
                             ------- ------ ------- ------- ------- ------- ---------- ---------- ---------- ------- ------ --------

  Grand Total                320,214 92,395 412,609 100.00%  68.82%  93.02% $6,897,166 $1,636,402 $8,533,568  $21.54 $25.74   $22.23
                             ======= ====== ======= ======= ======= ======= ========== ========== ========== ======= ====== ========

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II properties are currently undergoing redevelopment as further detailed under Redevelopment Projects.

New York         Ownership %
--------         -----------
400 East Fordham
 Road                  98.6%
Pelham Manor
 Shopping Center       98.6%
Sherman Avenue         98.6%
CityPoint                23%
Atlantic Avenue         100%
Canarsie Plaza         98.6%

(1) Currently operating, but will be redeveloped in the future.

          Reporting Supplement
             March 31, 2008

                 Fund II
              Anchor Detail
              -------------
                                                                            Annual       Annual
                                               Square         Lease          Base         Base
         Region/Property/Tenant                Footage     Expiration        Rent       Rent PSF       Options
------------------------------------------------------------------------------------------------------------------

                 Midwest
                 -------
Illinois
--------
Acadia Oakbrook
Neiman Marcus                                      112,000   10/31/2011        825,000        7.37 (5) 5 Year
                                           ---------------              -------------- -----------

                New York
                --------
New York
--------
Liberty Avenue
CVS                                                 10,880    1/31/2032        394,944       36.30 (4) 5 Year
                                           ---------------              -------------- -----------

216th Street
New York Dept of Citywide Admin. Services           60,000    9/19/2027      2,340,000       39.00 (1) 15 Year
                                           ---------------              -------------- -----------

161st Street
City of New York                                   137,334    7/18/2011      3,337,222       24.30               -
                                           ---------------              -------------- -----------

             Total New York                        208,214                   6,072,166       29.16
                                           ---------------              -------------- -----------

              Total Anchors                        320,214                  $6,897,166      $21.54
                                           ===============              ============== ===========

General note - The above detail does not include space which is currently leased, but for which rent payment has not yet commenced.

      Reporting Supplement
         March 31, 2008

Fund II
Lease Expirations
-----------------
                                                             Gross Leased Area                Annualized Base Rent
                                                        ----------------------------  -------------------------------------
                                           Number of                      Percent                    Percent      Average
                                            Leases          Square           of                         of          per
                                           Expiring         Footage        Total         Amount       Total       Sq. Ft.
                                        --------------------------------------------  -------------------------------------

Anchor Tenant Expirations
              2011                                    1         249,334       77.86%    $4,162,222       60.34%      $16.69
              2027                                    1          60,000       18.74%     2,340,000       33.93%       39.00
              2032                                    1          10,880        3.40%       394,944        5.73%       36.30
                                        --------------- --------------- ------------  ------------ ------------ -----------
Total Occupied                                        3         320,214      100.00%    $6,897,166      100.00%      $21.54
                                        =============== =============== ============  ============ ============ ===========

-----------------------------------------------------------------------

Total Vacant                                                          -
                                                        ---------------

Total Square Feet                                               320,214
                                                        ===============

-----------------------------------------------------------------------

Shop Tenant Expirations
         Month to Month                               1           6,109        9.61%        $6,863        0.42%       $1.12
              2011                                    3          24,065       37.85%       613,430       37.49%       25.49
              2012                                    3          27,205       42.78%       573,208       35.03%       21.07
              2022                                    1               -        0.00%       225,000       13.75%           -
              2027                                    1           6,208        9.76%       217,901       13.32%       35.10
                                        --------------- --------------- ------------  ------------ ------------ -----------
Total Occupied                                        9          63,587      100.00%    $1,636,402      100.00%      $25.73
                                        =============== =============== ============  ============ ============ ===========

-----------------------------------------------------------------------

Total Vacant                                                     28,808
                                                        ---------------

Total Square Feet                                                92,395
                                                        ===============

-----------------------------------------------------------------------

Total Anchor and Shop Tenant Expirations
         Month to Month                               1           6,109        1.59%        $6,863        0.08%       $1.12
              2011                                    4         273,399       71.24%     4,775,652       55.96%       17.47
              2012                                    3          27,205        7.09%       573,208        6.72%       21.07
              2027                                    2          66,208       17.25%     2,557,901       29.97%       38.63
              2022                                    1               -        0.00%       225,000        2.64%           -
              2032                                    1          10,880        2.83%       394,944        4.63%       36.30
                                        --------------- --------------- ------------  ------------ ------------ -----------
Total Occupied                                       12         383,801      100.00%    $8,533,568      100.00%      $22.23
                                        =============== =============== ============  ============ ============ ===========

-----------------------------------------------------------------------

Total Vacant                                                     28,808
                                                        ---------------

Total Square Feet                                               412,609
                                                        ===============

-----------------------------------------------------------------------


                                              Reporting Supplement
                                                 March 31, 2008

Acadia Strategic Opportunity Fund III, LLC ("Fund III") - Overview
------------------------------------------------------------------


Item                              Description
--------------------------------------------------------------------------------

Date formed                       May 2007

Capital commitment                $503 million

Funding                           $96.5 million funded through December 31, 2007

Partnership structure

        Equity Contribution:      20% - Acadia
                                  80% - 14 institutional investors (including a majority of the investors from prior funds)

     Cash flow distribution:      20% - Acadia
                                  80% - 14 institutional investors

                    Promote:      20% to Acadia once all partners (including Acadia) have received 6% preferred return and return of equity

                                  Remaining 80% is distributed to all the partners (including Acadia).

Fees to Acadia                    Asset management fee equal to 1.5% of total committed capital

                                  Development fee equal to 3% of total project cost

                                  Property management fee equal to 4% of gross property revenues

                                  Market rate leasing fees

                                  Market rate construction/project management fees

Acquisitions                      Sheepshead Bay, Brooklyn, NY and 125 Main Street, Westport, Ct. See
                                  Redevelopment Projects.
                                  Storage Post Portfolio. See Storage Post Porperties.

    Reporting Supplement
       March 31, 2008

          Fund III
Storage Post Property Detail
----------------------------
                                                           Net
                                                        Rentable
                                                         Square
    Operating Properties              Location            Feet     Occupancy
-----------------------------------------------------------------------------

Stabilized
----------
New Rochelle                   Westchester, New York        42,182
Suffern                          Suffern, New York          79,000
Yonkers                        Westchester, New York       100,811
Jersey City                   Jersey City, New Jersey       76,695
                                                       -----------

Subtotal Stabilized                                        298,688      88.9%
                                                       -----------

Currently in Lease-up
---------------------
Bruckner Blvd                     Bronx, New York           90,129
Fordham Road                      Bronx, New York           84,405
Webster Ave                       Bronx, New York           36,931
Lawrence                        Lawrence, New York          97,743
Long Island City                 Queens, New York          138,765
Linden                          Linden, New Jersey          84,035
                                                       -----------

Subtotal in Lease-up                                       532,008      64.7%
                                                       ----------- ----------

Total Operating Properties                                 830,696      73.4%
                                                                   ==========

Currently under development.
----------------------------
Ridgewood                        Queens, New York           89,900
                                                       -----------

Total Storage Post Portfolio                               920,596
                                                       ===========

Reporting Supplement
   March 31, 2008

           Redevelopment Projects
---------------------------------------------


                                                                          Total cost                     Estimated

                                                                            to date                        square   Estimated

                                                 Estimated                 (including Estimated  Total     footage   cost per
                                                 start of      Estimated   acquisition future   project     upon     square  Notes
      Property           Anchors/Tenants        construction   completion     cost)      cost     cost    completion   foot
----------------------------------------------------------------------------------------------------------------------------------

       New York Urban/Infill Platform                                                   ($ in millions)
---------------------------------------------                                         -------------------

Fund II
--------------------
Liberty Avenue          CVS, Storage Post      Construction
                                                 completed                     $  14.1  $   0.4 $    14.5    125,000  $   116  (1)
216th Street        City of New York Dept of   Construction
                         General Services        completed                        27.5        -      27.5     60,000      458
                           Home Depot          Construction
Pelham Manor                                     commenced
 Shopping Center                               2nd half 2008                      40.6      6.9      47.5    320,000      148  (1)
161st Street        Various New York City and  1st half 2008   1st half
                          State Agencies                          2009            49.6     15.4      65.0    232,000      280
Fordham Plaza        Sears, Walgreens, Best    Construction    1st half
                               Buy               commenced        2009            79.4     45.6     125.0    285,000      439
Canarsie Plaza                                 Construction    2nd half
                           Home Depot            commenced        2009            36.7     33.3      70.0    323,000      217
Sherman Avenue                                 2nd half 2008   2nd half
                        To be determined                          2009            27.6     27.4      55.0    216,000      255
CityPoint (2)           To be determined     To be determined                     40.6    284.4     325.0    600,000      542
Atlantic Avenue         To be determined       2nd half 2008   2nd half
                                                                  2009             9.1     13.9      23.0    110,000      209
                                                                          ---------------------------------------------------
Total Fund II                                                                    325.2    427.3     752.5  2,271,000      331

Fund III
--------------------
Sheepshead Bay          To be determined     To be determined                     20.6     88.4     109.0    240,000      454
                                                                          ---------------------------------------------------


     Total New York Urban/Infill Platform                                      $ 345.8  $ 515.7 $   861.5  2,511,000  $   343
                                                                          ===================================================


   Other Projects
--------------------

      Fund III
--------------------
125 Main Street
 (Westport, CT)      To be determined         To be determined                 $  17.0  $   6.0 $    23.0     30,000  $   767
                                                                          ===================================================


(1)Fund II acquired a ground lease interest at this property.
(2)Fund II, along with P/A Associates, Washington Square Partener and MacFarlane Partners are co-developing CityPoint.

Reporting Supplement
  March 31, 2008

Retailer Controlled Property ("RCP") Venture - Overview
------------------------------------------------------------------------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***



Item                          Description
------------------------------------------------------------------------------------------------------------------------

Date formed                   January 2004

Targeted investments          The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investments           Mervyns Department Stores - All capital has been returned
                              Albertson's - All capital has been returned
                              ShopKo - All capital has been returned
                              Rex, Marsh Supermarkets and four Albertsons add-on investments, Newkirk, Camellia,
                               Colorado Springs and Visalia
Partnership structure

     Equity Contribution:     Up to $300 million of total equity

                              Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

                              80% - Klaff Realty LP and Lubert-Adler

  Cash flow distribution:     20% - AKR Funds
                              80% - Four institutional investors

                 Promote:     20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

                              Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                Property management fees

                              Market rate leasing fees and construction/project management

                              Disposition fees

Reporting Supplement
   March 31, 2008

Retailer Controlled Property ("RCP") Venture - Investments
----------------------------------------------------------

The following table summarizes the RCP Venture investments from inception through March 31, 2008:


                                                               Year      Invested                              Equity
         Investor                      Investment            acquired     capital            Distributions     Multiple
---------------------------  ------------------------------ -------------------------     ------------------------------
 Mervyns I and Mervyns II               Mervyns                2004       $    26,773         $    45,966          1.7X

 Mervyns I and Mervyns II      Mervyns add-on investments      2005             1,342               1,342          1.0X

        Mervyns II                    Albertson's              2006            20,717              53,660          2.6X

        Mervyns II           Albertson's add-on investments 2006/2007           2,765                 833          0.3X

          Fund II                        Shopko                2006             1,100               1,100          1.0X

          Fund II                        Marsh                 2006               667                   -            -

        Mervyns II                        Rex                  2007             2,701                   -            -
                                                                      ---------------     ---------------     --------

           Total                                                          $    56,065         $   102,901          1.8X
                                                                      ===============     ===============     ========

QUARTERLY SUPPLEMENTAL DISCLOSURE
                March 31, 2008
  Core Portfolio Retail Properties - Detail
----------------------------------------------
                                                                                                             Annualized Base Rent
                                                                                                             per Occupied Square
                                Gross Leasable Area      Occupancy                Annualized Base Rent                Foot
                            ------------------------------------------------------------------------------------------------------
                             Anchors   Shops    Total  Anchors Shops  Total   Anchors     Shops      Total   AnchorsShops  Total
                            ------------------------------------------------------------------------------------------------------
                         Acadia's
                         interest
                      ---------------
       New York
----------------------

Connecticut
----------------------
239 Greenwich
 Avenue(1)             75.0%   16,834        -   16,834100.00%      -100.00% $1,397,621         $- $1,397,621 $83.02    $-  $83.02
                            ------------------------------------------------------------------------------------------------------

New Jersey
----------------------
Elmwood Park Shopping
 Center               100.0%   62,610   86,881  149,491100.00%100.00%100.00%  1,390,460  2,139,375  3,529,835  22.21 24.62   23.61
A & P Shopping Plaza   60.0%   49,463   13,445   62,908100.00%100.00%100.00%    900,000    352,985  1,252,985  18.20 26.25   19.92
                            ------------------------------------------------------------------------------------------------------
  Total - New Jersey          112,073  100,326  212,399100.00%100.00%100.00%  2,290,460  2,492,360  4,782,820  20.44 24.84   22.52
                            ------------------------------------------------------------------------------------------------------

New York
----------------------
Village Commons
 Shopping Center      100.0%   16,125   71,125   87,250  0.00% 94.56% 77.08%          -  2,005,344  2,005,344      - 29.82   29.82
Branch Plaza          100.0%   74,050   51,701  125,751100.00% 96.79% 98.68%  1,111,040  1,370,506  2,481,546  15.00 27.39   20.00
Amboy Road            100.0%   46,964   16,326   63,290100.00%100.00%100.00%  1,012,015    805,303  1,817,318  21.55 49.33   28.71
Bartow Avenue         100.0%        -   14,676   14,676      -100.00%100.00%          -    455,693    455,693      - 31.04   31.04
Pacesetter Park
 Shopping Center      100.0%   52,052   44,646   96,698100.00% 85.77% 93.43%    372,562    742,357  1,114,919   7.16 19.39   12.34
2914 Third Avenue     100.0%   33,500    8,900   42,400100.00%      - 79.01%    700,000          -    700,000  20.90     -   20.90
LA Fitness            100.0%   55,000        -   55,000100.00%      -100.00%  1,265,000          -  1,265,000  23.00     -   23.00
West 54th Street      100.0%    4,211    5,734    9,945100.00% 81.50% 89.33%  1,349,821  1,275,281  2,625,102 320.55272.89  295.48
Crossroads Shopping
 Center                49.0%  200,181  110,443  310,624100.00% 89.61% 96.31%  2,332,935  3,772,216  6,105,151  11.65 38.12   20.41
                            ------------------------------------------------------------------------------------------------------
   Total - New York           482,083  323,551  805,634 96.66% 89.70% 93.86%  8,143,373 10,426,700 18,570,073  17.48 35.93   24.56
                            ------------------------------------------------------------------------------------------------------

    Total New York            610,990  423,8771,034,867 97.36% 92.14% 95.22% 11,831,454 12,919,060 24,750,514  19.89 33.08   25.12
                            ======================================================================================================


     New England
----------------------

Connecticut
----------------------
Town Line Plaza(2)    100.0%  163,159   43,197  206,356100.00% 96.05% 99.17%    937,000    699,963  1,636,963  14.23 16.87   15.25
                            ------------------------------------------------------------------------------------------------------

Massachusetts
----------------------
Methuen Shopping
 Center               100.0%  120,004   10,017  130,021100.00%100.00%100.00%    736,464    222,225    958,689   6.14 22.18    7.37
Crescent Plaza        100.0%  156,985   61,156  218,141100.00% 81.40% 94.79%  1,119,086    498,771  1,617,857   7.13 10.02    7.82
                            ------------------------------------------------------------------------------------------------------
Total - Massachusetts         276,989   71,173  348,162100.00% 84.02% 96.73%  1,855,550    720,996  2,576,546   6.70 12.06    7.65
                            ------------------------------------------------------------------------------------------------------

New York
----------------------
New Loudon Center     100.0%  251,211    4,615  255,826100.00%100.00%100.00%  1,600,486    113,178  1,713,664   6.37 24.52    6.70
                            ------------------------------------------------------------------------------------------------------

Rhode Island
----------------------
Walnut Hill Plaza     100.0%  121,892  162,825  284,717100.00% 95.67% 97.52%    935,920  1,470,016  2,405,936   7.68  9.44    8.66
                            ------------------------------------------------------------------------------------------------------

Vermont
----------------------
The Gateway Shopping
 Center               100.0%   73,184   28,600  101,784100.00% 84.38% 95.61%  1,317,312    492,882  1,810,194  18.00 20.42   18.60
                            ------------------------------------------------------------------------------------------------------

  Total New England           886,435  310,4101,196,845100.00% 92.08% 97.94%  6,646,268  3,497,035 10,143,303   8.42 12.24    9.44
                            ======================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet.
 Residential activities are not included above.
(2)Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio
 (continued):            Acadia's
                         interest
                      ---------------
       Midwest
----------------------
Illinois
----------------------
Hobson West Plaza     100.0%   51,692   47,216   98,908100.00% 91.09% 95.75%   $225,436   $942,001 $1,167,437  $4.36$21.90  $12.33
Clark Diversey        100.0%        -   19,265   19,265      -100.00%100.00%          -    808,951    808,951      - 41.99   41.99
                            ------------------------------------------------------------------------------------------------------
   Total - Illinois            51,692   66,481  118,173100.00% 93.67% 96.44%    225,436  1,750,952  1,976,388   4.36 28.12   17.34

Indiana
----------------------
Merrillville Plaza    100.0%  145,266   89,900  235,166100.00% 86.25% 94.74%  1,550,549  1,290,999  2,841,548  10.67 16.65   12.75

Michigan
----------------------
Bloomfield Towne
 Square               100.0%  152,944   79,237  232,181 99.03% 95.50% 97.83%  1,488,801  1,468,437  2,957,238   9.83 19.41   13.02

Ohio
----------------------
Mad River Station (1) 100.0%   68,296   87,542  155,838100.00% 69.12% 82.65%    802,719    821,571  1,624,290  11.75 13.58   12.61
                            ------------------------------------------------------------------------------------------------------

    Total Midwest             418,198  323,160  741,358 99.65% 85.40% 93.44%  4,067,505  5,331,959  9,399,464   9.76 19.32   13.57
                            ======================================================================================================

     Mid-Atlantic
----------------------
New Jersey
----------------------
Marketplace of Absecon100.0%   58,031   47,088  105,119100.00% 89.55% 95.32%    984,014    639,845  1,623,859  16.96 15.17   16.21
Ledgewood Mall (5)    100.0%  370,969  146,182  517,151100.00% 55.98% 87.56%  2,997,859  1,078,142  4,076,001   8.08 13.17    9.00
                            ------------------------------------------------------------------------------------------------------
  Total - New Jersey          429,000  193,270  622,270100.00% 64.16% 88.87%  3,981,873  1,717,987  5,699,860   9.28 13.85   10.31
                            ------------------------------------------------------------------------------------------------------

Delaware
----------------------
Brandywine Town Center 22.2%  839,624   35,284  874,908 97.20%100.00% 97.31% 12,246,723    586,393 12,833,115  15.01 16.62   15.07
Market Square Shopping
 Center                22.2%   38,850   63,936  102,786100.00% 74.90% 84.39%    561,516  1,365,809  1,927,325  14.45 28.52   22.22
Naamans Road - Core    22.2%        -   19,970   19,970  0.00%100.00%100.00%          -    880,287    880,287      - 44.08   44.08
                            ------------------------------------------------------------------------------------------------------
   Total - Delaware           878,474  119,190  997,664 97.32% 86.54% 96.04% 12,808,239  2,832,489 15,640,727  14.98 27.46   16.32
                            ------------------------------------------------------------------------------------------------------

Pennsylvania
----------------------
Blackman Plaza        100.0%  112,051   13,213  125,264100.00% 28.97% 92.51%    268,519     20,400    288,919   2.40  5.33    2.49
Mark Plaza            100.0%  157,595   58,806  216,401100.00% 74.32% 93.02%    652,095    351,683  1,003,778   4.14  8.05    4.99
Plaza 422             100.0%  132,845   22,304  155,149 78.47% 13.45% 69.12%    407,520     36,500    444,020   3.91 12.17    4.14
Route 6 Plaza         100.0%  146,498   29,007  175,505100.00%100.00%100.00%    806,351    325,984  1,132,335   5.50 11.24    6.45
Chestnut Hill (2)     100.0%   31,420    9,150   40,570100.00%100.00%100.00%    992,344    304,028  1,296,372  31.58 33.23   31.95
Abington Towne Center
 (3)                  100.0%  184,616   31,739  216,355100.00% 94.75% 99.23%    270,000    699,165    969,165  10.00 23.25   16.98
                            ------------------------------------------------------------------------------------------------------
 Total - Pennsylvania         765,025  164,219  929,244 96.26% 72.32% 92.03%  3,396,829  1,737,760  5,134,589   5.87 14.63    7.36
                            ------------------------------------------------------------------------------------------------------

  Total Mid-Atlantic        2,072,499  476,6792,549,178 97.49% 72.57% 92.83% 20,186,941  6,288,236 26,475,176  10.84 18.18   11.99
                            ======================================================================================================


Total Core Properties       3,988,1221,534,1265,522,248 98.25% 84.63% 94.47%$42,732,168$28,036,290$70,768,457 $11.66$21.60  $14.26
                            ======================================================================================================


Total Core Properties
           -
weighted based on ownership
        interest (4)        3,178,7591,379,7164,558,475 98.38% 84.23% 94.10%$30,870,718$23,768,156$54,638,873  $9.87$20.45  $12.74
                            ======================================================================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
(1)The GLA for this property includes 28,205 square feet of office space.
(2)This consists of two separate buildings.
(3)Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(4)Weighted based on Acadia's ownership interest in the properties.

Reporting Supplement
  March 31, 2008


Core Portfolio Retail Properties by State - Summary
---------------------------------------------------

                                                                                                               Annualized Base
                                                                                                                      Rent
                                   Gross Leasable Area         Occupancy           Annualized Base Rent       per Occupied Square
                                                                                                                      Foot
                               --------------------------------------------------------------------------------------------------
                Percent
                  of   Number
                 base     of
          Owner- rent   proper-Anchors
          ship %  (1)    ties     (2)     Shops    Total  AnchorsShops Total   Anchors     Shops      Total   AnchorsShops Totals
          -----------------------------------------------------------------------------------------------------------------------
Connect-
icut       75.0%   4.9%       2  179,993   43,197  223,190100.00%96.05%99.24% $2,334,621   $699,963 $3,034,584 $28.23$16.87$24.44

Delaware   22.2%   6.0%       3  878,474  119,190  997,664 97.32%86.54%96.04% 12,808,239  2,832,489 15,640,727  14.98 27.46 16.32

Illinois  100.0%   3.6%       2   51,692   66,481  118,173100.00%93.67%96.44%    225,436  1,750,952  1,976,388   4.36 28.12 17.34

Indiana   100.0%   5.2%       1  145,266   89,900  235,166100.00%86.25%94.74%  1,550,549  1,290,999  2,841,548  10.67 16.65 12.75

Massa-
chusetts  100.0%   4.7%       2  276,989   71,173  348,162100.00%84.02%96.73%  1,855,550    720,996  2,576,546   6.70 12.06  7.65

Michigan  100.0%   5.4%       1  152,944   79,237  232,181 99.03%95.50%97.83%  1,488,801  1,468,437  2,957,238   9.83 19.41 13.02

New Jersey 89.5%  18.4%       4  541,073  293,596  834,669100.00%76.41%91.70%  6,272,333  4,210,347 10,482,680  11.59 18.77 13.70

New York   83.2%  31.6%      10  733,294  328,1661,061,460 97.80%89.85%95.34%  9,743,859 10,539,878 20,283,737  13.59 35.75 20.04

Ohio      100.0%   3.0%       1   68,296   87,542  155,838100.00%69.12%82.65%    802,719    821,571  1,624,290  11.75 13.58 12.61

Pennsyl-
vania     100.0%   9.5%       6  765,025  164,219  929,244 96.26%72.32%92.03%  3,396,829  1,737,760  5,134,589   5.87 14.63  7.36

Rhode
 Island   100.0%   4.4%       1  121,892  162,825  284,717100.00%95.67%97.52%    935,920  1,470,016  2,405,936   7.68  9.44  8.66

Vermont   100.0%   3.3%       1   73,184   28,600  101,784100.00%84.38%95.61%  1,317,312    492,882  1,810,194  18.00 20.42 18.60
                -----------------------------------------------------------------------------------------------------------------

 Total -
   Core
 Portfolio       100.0%      343,988,1221,534,1265,522,248 98.25%84.63%94.47%$42,732,168$28,036,290$70,768,457 $11.66$21.60$14.26
                =================================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2)Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

         Reporting Supplement
            March 31, 2008

Core Portfolio Top Tenants - Ranked by Annualized Base Rent(2)
--------------------------------------------------------------

                                                                                                      Percentage of Total
                                                                                                        Represented by
                                              Wholly Owned       Joint Ventures         Combined          Retail Tenant
                                          --------------------------------------------------------------------------------
                               Number of
                                stores in          Annualized         Annualized           Annualized   Total   Annualized
                                combined            Base Rent  Total   Base Rent            Base Rent  Portfolio Base Rent
Ranking     Retail Tenant       portfolio Total GLA    (1)       GLA       (1)    Total GLA    (1)       GLA 2      (1)
--------------------------------------------------------------------------------------------------------------------------

   1    A&P/Waldbaum's/Pathmark     5       197,502 $3,521,744  18,722    $246,960  216,224 $3,768,704      4.7%      6.9%

   2   Albertson's                  4       220,625  3,012,896       -           -  220,625  3,012,896      4.8%      5.5%
         -- Shaw's                  3       175,801  2,358,192       -           -  175,801  2,358,192      3.9%      4.3%
         -- Acme                    1        44,824    654,704       -           -   44,824    654,704      1.0%      1.2%

   3   TJX Companies                8       230,627  1,765,051   6,972      88,189  237,599  1,853,240      5.2%      3.4%
         -- T.J. Maxx               4        88,200    726,300   6,972      88,189   95,172    814,489      2.1%      1.5%
         -- Marshalls               3       102,781    731,494       -           -  102,781    731,494      2.3%      1.3%
         -- Homegoods               1        39,646    307,257       -           -   39,646    307,257      0.9%      0.6%

   4   Sears                        5       390,270  1,355,279  49,355     277,463  439,625  1,632,742      9.6%      3.0%
         -- Kmart                   4       329,570  1,097,279  49,355     277,463  378,925  1,374,742      8.3%      2.5%
         -- Sears                   1        60,700    258,000       -           -   60,700    258,000      1.3%      0.5%

   5   Wal-Mart                     2       210,114  1,515,409       -           -  210,114  1,515,409      4.6%      2.8%

   6   Stage Deli                   1         4,211  1,349,821       -           -    4,211  1,349,821      0.1%      2.5%

   7   Ahold (Stop and Shop)        2       117,911  1,309,562       -           -  117,911  1,309,562      2.6%      2.4%

   8   Home Depot                   2       211,003  1,009,646       -           -  211,003  1,009,646      4.6%      1.8%

   9   Circuit City                 2        59,278    949,921       -           -   59,278    949,921      1.3%      1.7%

  10   Price Chopper                1        77,450    804,059       -           -   77,450    804,059      1.7%      1.5%

  11   Restoration Hardware         1         9,220    780,864       -           -    9,220    780,864      0.2%      1.4%
  12   Sleepy's                     5        35,745    683,429       -           -   35,745    683,429      0.8%      1.3%
       Federated Department
  13    Stores (Macy's)             1        73,349    651,245       -           -   73,349    651,245      1.6%      1.2%
  14   JC Penney                    1        50,000    544,500       -           -   50,000    544,500      1.1%      1.0%
  15   Payless Shoesource           8        26,225    488,090   1,514      52,994   27,739    541,084      0.6%      1.0%
  16   Brooks Drugs                 3        32,142    511,565       -           -   32,142    511,565      0.7%      0.9%
  17   Express                      1        12,882    510,344       -           -   12,882    510,344      0.3%      0.9%
  18   Border's                     1        18,538    482,000       -           -   18,538    482,000      0.4%      0.9%
  19   Hallmark Cards               5        28,863    470,850       -           -   28,863    470,850      0.6%      0.9%
  20   Walgreens                    2        14,837    435,000       -           -   14,837    435,000      0.3%      0.8%
                               -------------------------------------------------------------------------------------------

                Total              60     2,020,792$22,151,275  76,563    $665,6062,097,355$22,816,881     46.0%     41.8%
                               ===========================================================================================

       (1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

       (2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of Brandywine and Crossroads.

          Reporting Supplement
             March 31, 2008

Core Portfolio Retail Anchor Detail
-------------------------------------------------------

                                                                          Annual         Annual
          Property/Tenant Name              Square          Lease          Base           Base
            (Type of Center)                Footage      Expiration        Rent         Rent PSF          Options
------------------------------------------------------------------------------------------------------------------------


                New York
----------------------------------------
Connecticut
----------------------------------------
239 Greenwich Ave., Greenwich
Coach                                             4,541      1/31/2016        356,469          78.50(1) 5 Year
Restoration Hardware                             12,293      9/30/2014      1,041,152          84.69(2) 5 Years
                                        ---------------               ------------------------------
                                                 16,834                     1,397,621          83.02
                                        ---------------               ------------------------------

New Jersey
----------------------------------------
Elmwood Park Shopping Center, Elmwood
 Park
Walgreens                                        14,837      5/31/2022        435,000          29.32(8) 5 Year
Pathmark (A&P)                                   47,773     11/30/2017        955,460          20.00(7) 5 Year
                                        ---------------               ------------------------------
                                                 62,610                     1,390,460          22.21
                                        ---------------               ------------------------------

A&P Shopping Plaza, Boonton
A&P                                              49,463     10/26/2024        900,000          18.20(9) 5 Year
                                        ---------------               ------------------------------

New York
----------------------------------------
Branch Plaza, Smithtown
CVS                                              11,050      5/31/2010        190,076          17.20                   -
A&P                                              63,000     11/30/2013        920,964          14.62(3) 5 Year
                                        ---------------               ------------------------------
                                                 74,050                     1,111,040          15.00
                                        ---------------               ------------------------------
Amboy Shopping Center, Staten Island
Waldbaum's (A&P)                                 37,266       7/6/2028        745,320          20.00                   -
Duane Reed                                        9,698      8/31/2008        266,695          27.50(2) 5 Year
                                        ---------------               ------------------------------
                                                 46,964                     1,012,015          21.55
                                        ---------------               ------------------------------

Pacesetter Park Shopping Center, Pomona
Stop & Shop                                      52,052      8/31/2020        372,562           7.16(2) 10 Year
                                        ---------------               ------------------------------

2914 Third Avenue
Dr. J's                                          33,500      1/31/2021        700,000          20.90
                                        ---------------               ------------------------------

LA Fitness, Staten Island
LA Fitness                                       55,000      1/31/2021      1,265,000          23.00
                                        ---------------               ------------------------------

West 54th Street
Stage Deli                                        4,211      4/30/2011      1,349,821         320.55
                                        ---------------               ------------------------------

Crossroads Shopping Center, White Plains
Kmart                                           100,725      1/31/2012        566,250          $5.62(4) 5 Year
Waldbaum's (A&P)                                 38,208     12/31/2012        504,000          13.19(5) 5 Year
Barnes & Noble                                   12,430      5/28/2012        397,760          32.00(2) 5 Year
Pier 1                                            8,818      2/29/2012        348,575          39.53                   -
Pay Half                                         15,000     12/31/2007        322,600          21.51                   -
Modell's                                         25,000      2/28/2009        193,750           7.75(2) 5 Year
                                        ---------------               ------------------------------
                                                200,181                     2,332,935          11.65
                                        ---------------               ------------------------------

             Total New York                     594,865                    11,831,454          19.89
                                        ---------------               ------------------------------

Retail Anchor Properties- Core Portfolio
 (continued)
----------------------------------------

              New England
----------------------------------------
Connecticut
----------------------------------------
Town Line Plaza, Rocky Hill
Wal*Mart(1)                                      97,300              -             $-             $-REA Agreement
Super Stop & Shop (Ahold)                        65,859     11/30/2023        937,000          14.23(8) 5 Year
                                        ---------------               ------------------------------
                                                163,159                       937,000          14.23
                                        ---------------               ------------------------------
(1) This space is contiguous to the
 Company's property and is not owned by
 the Company.

Massachusetts
----------------------------------------
Methuen Shopping Center, Methuen
Demoulas Super Markets                           30,460      1/31/2015        109,656           3.60(1) 5 Year
Wal*Mart                                         89,544      1/31/2012        626,808           7.00(8) 5 Year
                                        ---------------               ------------------------------
                                                120,004                       736,464           6.14
                                        ---------------               ------------------------------

Crescent Plaza, Brockton
Home Depot                                      106,760     10/31/2021        602,126           5.64(7) 5 Year
Shaw's (Albertsons)                              50,225     12/31/2012        516,960          10.29(6) 5 Year
                                        ---------------               ------------------------------
                                                156,985                     1,119,086           7.13
                                        ---------------               ------------------------------

New York
----------------------------------------
New Loudon Center, Latham
Bon Ton                                          65,365       2/1/2014        261,460           4.00(4) 5 Year
Marshalls                                        37,212      1/31/2014        158,151           4.25(3) 5 Year
Price Chopper                                    77,450      5/31/2015        804,058          10.38(4) 5 Year
A.C. Moore                                       21,520      4/30/2009        221,226          10.28(3) 5 Year
Raymours Furniture Co                            49,664      4/30/2019        155,591           3.13(3) 5 Year
                                        ---------------               ------------------------------
                                                251,211                     1,600,486           6.37
                                        ---------------               ------------------------------

Rhode Island
----------------------------------------
Walnut Hill Plaza, Woonsocket
Sears                                            60,700      8/31/2008        258,000           4.25(5) 5 Year
CVS                                               8,800      1/31/2009        154,000          17.50(1) 5 Year
Shaw's (Albertsons)                              52,392     12/31/2013        523,920          10.00(3) 5 Year
                                        ---------------               ------------------------------
                                                121,892                       935,920           7.68
                                        ---------------               ------------------------------

Vermont
----------------------------------------
Gateway Shopping Center, N. Burlington
Shaw's (Albertsons)                                                                                 (5) 5 Yr. & (1) 4
                                                 73,184      3/31/2024      1,317,312          18.00 Yr.
                                        ---------------               ------------------------------

           Total New England                    886,435                     6,646,268           8.42
                                        ---------------               ------------------------------
Midwest
----------------------------------------
Illinois
----------------------------------------
Hobson West Plaza, Naperville
Bobak's Market and Restaurant                    51,692     11/30/2007        225,436           4.36(4) 5 Year
                                        ---------------               ------------------------------

Indiana
----------------------------------------
Merrillville Plaza, Merrillville
K & G Fashion Superstore                         21,500     10/15/2017        269,647          12.54(2) 5 Year
JC Penney                                        50,000      1/31/2008        544,500          10.89(2) 5 Year
Officemax                                        26,157      7/31/2008        222,335           8.50(4) 5 Year
Pier I                                            9,143      1/31/2009        128,002          14.00                   -
David's Bridal                                   13,266     11/19/2010        190,765          14.38(2) 5 Year
TJ Maxx                                          25,200      1/31/2009        195,300           7.75(1) 5 Year
                                        ---------------               ------------------------------
                                                145,266                     1,550,549          10.67
                                        ---------------               ------------------------------


Michigan
----------------------------------------
Bloomfield Town Square, Bloomfield Hills
Circuit City                                     25,984      1/31/2023        500,452          19.26(3) 5 Year
HomeGoods                                        39,646      5/31/2010        307,257           7.75(2) 5 Year
Officemax                                        21,500      6/30/2010        193,500           9.00(3) 5 Year
Marshalls                                        28,324      9/30/2011        226,592           8.00(3) 5 Year
TJ Maxx                                          36,000      1/31/2009        261,000           7.25(1) 5 Year
                                        ---------------               ------------------------------
                                                151,454                     1,488,801           9.85
                                        ---------------               ------------------------------

Ohio
----------------------------------------
Mad River Station, Dayton
Babies 'R' Us                                    33,147      2/28/2010        260,204           7.85(2) 5 Year
Pier I                                           10,111      2/28/2010        227,037          22.45                   -
Office Depot                                     25,038      8/31/2010        315,478          12.60                   -
                                        ---------------               ------------------------------
                                                 68,296                       802,719          11.75
                                        ---------------               ------------------------------

             Total Midwest                      416,708                     4,067,505           9.76
                                        ---------------               ------------------------------

Retail Anchor Properties- Core Portfilio
 (continued)
----------------------------------------
Mid-Atlantic
----------------------------------------
New Jersey
----------------------------------------
Marketplace of Absecon, Absecon
Eckerd Drug (Brook's)                            13,207      8/30/2020        329,310          24.93(4) 5 Year
Acme Markets (Albertson)                         44,824      4/30/2015        654,704          14.61(8) 5 Year
                                        ---------------               ------------------------------
                                                 58,031                       984,014          16.96
                                        ---------------               ------------------------------

Ledgewood Mall, Ledgewood
Circuit City                                     33,294      1/31/2020        449,469          13.50(4) 5 Year
Ashley Furniture                                 41,806     12/31/2010        212,793           5.09(2) 5 Year
Barnes & Noble                                   12,500      1/31/2010        224,000          17.92(5) 5 Year
Marshalls                                        37,245      9/30/2014        346,751           9.31(4) 5 Year
The Sports Authority                             52,205      5/31/2012        225,000           4.31(5) 5 Year
Macy's Department Store (Federated)              73,349      1/31/2010        651,245           8.88(3) 5 Year
Wal*Mart                                        120,570      3/31/2019        888,601           7.37(6) 5 Year
                                        ---------------               ------------------------------
                                                370,969                     2,997,859           8.08
                                        ---------------               ------------------------------


Delaware
----------------------------------------
Brandywine Town Center, Wilmington
Lowe's Home Centers                             140,000      8/31/2018      1,925,000          13.75(6) 5 Year
Target                                          138,000      1/31/2018        800,000           5.80(4) 10 Year
Target expansion                                                                                    (1) 2 Year & (10) 35
                                                 27,716      1/31/2011        304,876          11.00 year
Access Group                                     76,458      5/31/2015      1,578,858          20.65(2) 5 Year
Regal Cinemas                                    65,641       6/1/2017        861,210          13.12(4) 5 Year
Bed, Bath & Beyond                               50,977      1/31/2014        868,426          17.04(3) 5 Year
Dick's Sporting Goods                            50,000      5/31/2013        700,000          14.00(3) 5 Year
Christmas Tree Shops                             48,000      1/31/2028        540,000          11.25(4) 5 Year
Michaels                                         24,876      2/28/2011        572,148          23.00(3) 5 Year
Old Navy (The Gap)                               24,631      4/30/2011        617,745          25.08(1) 5 Year
Petsmart                                         23,963      6/30/2017        479,256          20.00(5) 5 Year
Thomasville Furniture                            18,893     11/30/2011        494,832          26.19(10) 1 Year
World Market                                     20,310      1/31/2015        406,200          20.00                   -
Transunion Settlement                            43,307      3/31/2013        966,877          22.33(5) 1 Year
Drexel Heritage                                  16,525     12/31/2016        396,600          24.00(2) 5 Year
Lane Home Furnishings                            21,827     10/31/2015        409,693          18.77(3) 5 Year
MJM Designer                                     25,000      9/30/2015        325,000          13.00(3) 5 Year
                                        ---------------               ------------------------------
                                                816,124                    12,246,721          15.01
                                        ---------------               ------------------------------

Market Square Shopping Center Wilmington
Trader Joe's                                      7,675      1/31/2013        164,629          21.45(3) 5 Year
TJ Maxx                                          31,175      1/31/2011        396,888          12.73(1) 5 Year
                                        ---------------               ------------------------------
                                                 38,850                       561,517          14.45
                                        ---------------               ------------------------------

Pennsylvania
----------------------------------------

Blackman Plaza, Wilkes-Barre
Eckerd Drug (Brook's)                             7,095      7/31/2016         63,855           9.00                   -
Kmart                                           104,956     10/31/2009        204,664           1.95(8) 5 Year
                                        ---------------               ------------------------------
                                                112,051                       268,519           2.40
                                        ---------------               ------------------------------

Mark Plaza, Edwardsville
Kmart                                           104,956     10/31/2009        204,664           1.95(8) 5 Year
Redner's Market                                  52,639      5/31/2018        447,431           8.50(2) 5 Year
                                        ---------------               ------------------------------
                                                157,595                       652,095           4.14
                                        ---------------               ------------------------------

Plaza 422, Lebanon
Home Depot                                      104,243     12/31/2028        407,520           3.91(6) 5 Year
                                        ---------------               ------------------------------

Route 6 Mall, Honesdale
Eckerd Drugs (Brook's)                           11,840      1/31/2011        118,400          10.00(3) 5 Year
Fashion Bug                                      15,000      1/31/2016              -              -                   -
Kmart                                           119,658      4/30/2020        687,951           5.75(10) 5 Year
                                        ---------------               ------------------------------
                                                146,498                       806,351           5.50
                                        ---------------               ------------------------------

Abington Town Center, Abington
TJ Maxx                                          27,000     11/30/2010       $270,000         $10.00(2) 5 Year
Target(1)                                                                                           Condominium
                                                157,616              -              -              - Agreement
                                        ---------------               ------------------------------
                                                184,616                       270,000          10.00
                                        ---------------               ------------------------------

Chestnut Hill Shoppes, Philadelphia
Express                                          12,882      1/31/2009       $510,344         $39.62
Borders Books                                    18,538      1/31/2010        482,000          26.00(2) 5 Year
                                        ---------------               ------------------------------
                                                 31,420                       992,344          31.58
                                        ---------------               ------------------------------

           Total Mid-Atlantic                 2,020,397                    20,186,940          10.84
                                        ---------------               ------------------------------


Total Core Portfolio Retail Anchor
 Properties                                   3,918,405                   $42,732,167         $11.66
                                        ===============               ==============================

(1)Target owns the portion of the main building (157,616 square feet) that their store is located in.

       Reporting Supplement
          March 31, 2008

Core Portfolio Anchor Lease Expirations - Next 4 Years
-------------------------------------------------------

                                                           Gross Leased Area                Annualized Base Rent
                                                       -------------------------     -----------------------------------

                                                                      Percent of               Percent of
                                                                         all                      all    Average per Sq.
              Center                      Anchor       Square footage   anchors        Amount    anchors       Ft.
------------------------------------------------------------------------------------------------------------------------
               2008
Merrillville Plaza                 OfficeMax                    26,157     0.71%        222,335     0.52%           8.50
Amboy Shopping Center              Duane Reade                   9,698     0.26%        266,695     0.62%          27.50
Walnut Hill Plaza                  Sears                        60,700     1.66%        258,000     0.60%           4.25
                                                       -------------------------     -----------------------------------
                                        Total 2008              96,555     2.63%        747,030     1.74%           7.74
                                                       -------------------------     -----------------------------------

               2009
Crossroads Shopping Center         Modell's                     25,000     0.68%        193,750     0.45%           7.75
Chestnut Hill                      Express                      12,882     0.35%        510,344     1.19%          39.62
Bloomfield Town Square             TJ Maxx                      36,000     0.98%        261,000     0.61%           7.25
Walnut Hill Plaza                  CVS                           8,800     0.24%        154,000     0.36%          17.50
Merrillville Plaza                 Pier I                        9,143     0.25%        128,002     0.30%          14.00
Merrillville Plaza                 TJ Maxx                      25,200     0.69%        195,300     0.46%           7.75
New Loudon Center                  AC Moore Arts &
                                    Crafts                      21,520     0.59%        221,226     0.52%          10.28
Blackman Plaza                     Kmart                       104,956     2.86%        204,664     0.48%           1.95
Mark Plaza                         Kmart                       104,956     2.86%        204,664     0.48%           1.95
                                                       -------------------------     -----------------------------------
                                        Total 2009             348,457     9.50%      2,072,950     4.85%           5.95
                                                       -------------------------     -----------------------------------

               2010
Chestnut Hill                      Borders Books                18,538     0.51%        482,000     1.13%          26.00
Methuen Shopping Center            Demoulas Supermarket         30,460     0.83%        109,656     0.26%           3.60
Ledgewood Mall                     Barnes & Noble               12,500     0.34%        224,000     0.52%          17.92
Ledgewood Mall                     Macy's                       73,349     2.00%        651,245     1.52%           8.88
Ledgewood Mall                     Ashley Furniture             41,806     1.14%        212,793     0.50%           5.09
Mad River Station                  Babies 'R' Us                33,147     0.90%        260,204     0.61%           7.85
Mad River Station                  Pier I Imports               10,111     0.28%        227,037     0.53%          22.45
Mad River Station                  Office Depot Inc.            25,038     0.68%        315,479     0.74%          12.60
Bloomfield Town Square             Home Goods Inc.              39,646     1.08%        307,257     0.72%           7.75
Bloomfield Town Square             Officemax Inc.               21,500     0.59%        193,500     0.45%           9.00
Branch Plaza                       CVS Revco Drugs              11,050     0.30%        190,076     0.44%          17.20
Merrillville                       David's Bridal               13,266     0.36%        190,765     0.45%          14.38
Abington Towne Center              TJ Maxx                      27,000     0.74%        270,000     0.63%          10.00
                                                       -------------------------     -----------------------------------
                                        Total 2010             357,411     9.75%      3,634,012     8.50%          10.17
                                                       -------------------------     -----------------------------------

               2011
Route 6 Plaza                      Rite Aid                     11,840     0.32%        118,400     0.28%          10.00
Bloomfield Town Square             Marshalls                    28,324     0.77%        226,592     0.53%           8.00
Market Square Shopping Center      TJ Maxx                      31,175     0.85%        396,888     0.93%          12.73
Brandywine Town Center             Target Expansion             27,716     0.76%        304,876     0.71%          11.00
Brandywine Town Center             Michaels                     24,876     0.68%        572,148     1.34%          23.00
Brandywine Town Center             Old Navy                     24,631     0.67%        617,745     1.45%          25.08
Brandywine Town Center             Thomasville
                                    Furniture                   18,893     0.52%        494,832     1.16%          26.19
                                                       -------------------------     -----------------------------------
                                        Total 2009             167,455     4.57%      2,731,481     6.40%          16.31
                                                       -------------------------     -----------------------------------


Total Core Portfolio               Total - Next 4 Years        969,878    26.45%     $9,185,473    21.49%          $9.47
                                                       =========================     ===================================

     Reporting Supplement
        March 31, 2008

           Core Portfolio Lease Expirations
-------------------------------------------------------

                                                        Gross Leased Area                 Annualized Base Rent
                                                       --------------------     ----------------------------------------
                                      Number of                   Percent                          Percent     Average
                                        Leases           Square      of                              of          per
                                       Expiring         Footage    Total            Amount          Total      Sq. Ft.
                               --------------------------------------------     ----------------------------------------

Anchor Tenant Expirations

        Month to Month                    1                15,000     0.41%            $322,600          0.75%    $21.51
             2008                         3                96,555     2.64%             747,030          1.75%      7.74
             2009                         9               348,457     9.51%           2,072,950          4.85%      5.95
             2010                         14              357,411     9.76%           3,634,011          8.53%     10.17
             2011                         8               171,666     4.69%           4,081,302          9.55%     23.77
             2012                         8               403,847    11.00%           3,410,790          7.98%      8.45
             2013                         6               266,374     7.27%           3,820,889          8.94%     14.34
             2014                         6               203,092     5.54%           2,675,940          6.26%     13.18
             2015                         6               265,869     7.26%           4,178,514          9.78%     15.72
             2016                         4                43,161     1.18%             816,924          1.91%     18.93
             2017                         4               158,877     4.34%           2,565,573          6.00%     16.15
             2018                         3               330,639     9.03%           3,172,431          7.42%      9.59
             2019                         3               170,234     4.65%           1,044,192          2.44%      6.13
             2020                         4               218,211     5.96%           1,839,292          4.30%      8.43
             2021                         2               140,260     3.83%           1,302,126          3.05%      9.28
             2022                         2                69,837     1.91%           1,700,000          3.98%     24.34
             2023                         1                25,984     0.71%             500,452          1.17%     19.26
             2024                         3               188,506     5.15%           3,154,312          7.38%     16.73
             2028                         4               189,509     5.16%           1,692,840          3.96%      8.93
                               --------------------------------------------     ----------------------------------------
Total Occupied                            91            3,663,489   100.00%         $42,732,168        100.00%    $11.66
                               ============================================     ========================================


Anchor GLA Owned by Tenants                               254,916
Total Vacant                                               69,717
                                                       ----------

Total Square Feet                                       3,988,122
                                                       ==========


Shop Tenant Expirations

        Month to Month                    30               61,975     4.77%          $1,448,266          5.17%    $23.37
             2008                         45              116,660     8.99%           2,695,017          9.60%     23.10
             2009                         66              199,750    15.39%           3,952,647         14.10%     19.79
             2010                         51              168,973    13.02%           2,640,123          9.42%     15.62
             2011                         45              167,508    12.90%           3,507,827         12.51%     20.94
             2012                         42              157,971    12.17%           3,107,762         11.08%     19.67
             2013                         23              100,938     7.77%           1,932,622          6.89%     19.15
             2014                         17               75,320     5.80%           1,813,310          6.47%     24.07
             2015                         12               61,234     4.72%           1,165,539          4.16%     19.03
             2016                         7                37,465     2.89%             921,017          3.29%     24.58
             2017                         17               54,914     4.23%           2,235,071          7.97%     40.70
             2018                         8                18,022     1.39%             643,902          2.30%     35.73
             2019                         1                     -     0.00%              51,205          0.18%         -
             2020                         3                 6,000     0.46%             144,905          0.52%     24.15
             2021                         3                30,270     2.33%             244,385          0.87%      8.07
             2022                         4                20,055     1.54%             518,708          1.85%     25.86
             2026                         1                 8,999     0.69%             296,967          1.06%     33.00
             2027                         2                 9,012     0.69%             442,017          1.58%     49.05
             2028                         1                 3,200     0.25%             275,000          0.98%     85.94
                               --------------------------------------------     ----------------------------------------
Total Occupied                           378            1,298,266   100.00%         $28,036,290        100.00%    $21.60
                               ============================================     ========================================


Total Vacant                                              235,860
                                                       ----------

Total Square Feet                                       1,534,126
                                                       ==========


                                                        Gross Leased Area                 Annualized Base Rent
                                                       --------------------     ----------------------------------------
                                      Number of                   Percent                          Percent     Average
                                        Leases           Square      of                              of          per
                                       Expiring         Footage    Total            Amount          Total      Sq. Ft.
                               --------------------------------------------     ----------------------------------------

Total Anchor and Shop Tenant
 Expirations

        Month to Month                    31              $76,975     1.55%          $1,770,866          2.50%    $23.01
             2008                         48              213,215     4.30%           3,442,047          4.86%     16.14
             2009                         75              548,207    11.05%           6,025,597          8.51%     10.99
             2010                         65              526,384    10.61%           6,274,134          8.87%     11.92
             2011                         53              339,174     6.84%           7,589,129         10.73%     22.38
             2012                         50              561,818    11.33%           6,518,552          9.21%     11.60
             2013                         29              367,312     7.40%           5,753,511          8.13%     15.66
             2014                         23              278,412     5.61%           4,489,250          6.34%     16.12
             2015                         18              327,103     6.59%           5,344,053          7.55%     16.34
             2016                         11               80,626     1.62%           1,737,941          2.46%     21.56
             2017                         21              213,791     4.31%           4,800,644          6.78%     22.45
             2018                         11              348,661     7.03%           3,816,333          5.39%     10.95
             2019                         4               170,234     3.43%           1,095,397          1.55%      6.43
             2020                         7               224,211     4.52%           1,984,197          2.80%      8.85
             2021                         5               170,530     3.44%           1,546,511          2.19%      9.07
             2022                         6                89,892     1.81%           2,218,708          3.14%     24.68
             2023                         1                25,984     0.52%             500,452          0.71%     19.26
             2024                         3               188,506     3.80%           3,154,312          4.46%     16.73
             2026                         1                 8,999     0.18%             296,967          0.42%     33.00
             2027                         2                 9,012     0.18%             442,017          0.62%     49.05
             2028                         5               192,709     3.88%           1,967,839          2.78%     10.21
                               --------------------------------------------     ----------------------------------------
Total Occupied                           469           $4,961,755   100.00%         $70,768,457        100.00%    $14.26
                               ============================================     ========================================


Anchor GLA Owned by Tenants                               254,916
Total Vacant                                              305,577
                                                       ----------

Total Square Feet                                       5,522,248
                                                       ==========

          Reporting Supplement
             March 31, 2008
                                          ------------------------   -------------------------   --------------------------
                Core Portfolio                  Year-to-Date              3 months ended                 Year ended
       New and Renewal Rent Spreads (1)        March 31, 2008             March 31, 2008             December 31, 2007
     -------------------------------------------------------------   -------------------------   --------------------------
                                            Cash (2)    GAAP (3)        Cash (2)    GAAP (3)        Cash (2)     GAAP (3)
                                          ------------------------   -------------------------   --------------------------
     New leases
     Number of new leases commencing                  1          1                1          1               20          20
     GLA                                         28,648     28,648           28,648     28,648           98,193      98,193
     New base rent                                $6.50      $6.93            $6.50      $6.93           $19.51      $21.06
     Previous base rent (and percentage
      rent)                                       $5.75      $5.75            $5.75      $5.75           $13.12      $12.92
     Percentage growth in base rent               13.0%      20.5%            13.0%      20.5%            48.7%       63.0%
     Average cost per square foot                 $2.06      $2.06            $2.06      $2.06           $21.25      $21.25

     Renewal leases
     Number of renewal leases commencing             18         18               18         18               33          33
     GLA expiring                               161,055    161,055          161,055    161,055          325,424     325,424
     Renewal percentage                             77%        77%              77%        77%              76%         76%
     New base rent                               $16.30     $16.50           $16.30     $16.50           $11.66      $11.96
     Expiring base rent (and percentage
      rent)                                      $15.23     $14.75           $15.23     $14.75            $8.36       $8.13
     Percentage growth in base rent                7.0%      11.9%             7.0%      11.9%            39.5%       47.1%
     Average cost per square foot                 $0.00      $0.00            $0.00      $0.00            $0.00       $0.00

     Total new and renewal Leases
     Number of new and renewal leases
      commencing                                     19         19               19         19               53          53
     GLA commencing                             151,904    151,904          151,904    151,904          346,066     346,066
     New base rent                               $14.45     $14.70           $14.45     $14.70           $13.89      $14.54
     Expiring base rent (and percentage
      rent)                                      $13.44     $13.05           $13.44     $13.05            $9.71       $9.49
     Percentage growth in base rent                7.5%      12.6%             7.5%      12.6%            43.0%       53.2%
     Average cost per square foot                 $0.39      $0.39            $0.39      $0.39            $6.03       $6.03

                                          ------------------------   -------------------------   --------------------------

     (1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

     (2) Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

     (3) Rents are calculated on a straight-line basis.

        Reporting Supplement
           March 31, 2008

 Core Portfolio Capital Expenditures
-------------------------------------
                                                                     Current
                                             Year-to-Date            Quarter
                                                Period              3 months              Year
                                                ended                 ended               ended
                                            March 31, 2008       March 31, 2008     December 31, 2007
                                         --------------------   -----------------    ---------------

Leasing Commissions:                                     $126                $126               $845
                                         --------------------   -----------------    ---------------
Tenant Improvements:                                      238                 238              3,667
                                         --------------------   -----------------    ---------------
Capital Expenditures:                                      44                  44              1,978
                                         --------------------   -----------------    ---------------
Redevelopments                                              -                   -              1,179
                                         --------------------   -----------------    ---------------
Total                                                    $408                $408             $7,669
                                         ====================   =================    ===============

       QUARTERLY SUPPLEMENTAL DISCLOSURE
              March 31, 2008
        Property Demographics (1)
        -------------------------------
                                                                    3-Mile Radius(2)                    5-Mile Radius
                                                           ----------------------------------- --------------------------------

                                Trade
        Property /                Area                                  #      Median                            Median
Classi-      JV                  State Cash (2)             Total    Households  HH   Avg. HH   Total              HH   Avg. HH
fication Ownership %    City    (Miles) Base RentTotal GLA    Pop.     ("HH")   Income Income     Pop.    # HH    Income Income
---------------------------------------------------------- ----------------------------------- --------------------------------
Core    Brandywine  Wilmington    DE3  15,640,727  997,664    41,222     15,054$83,769$102,192   120,306   46,004$74,110$93,425
         Town Center
         & Mkt
         Sq./22.22%
Core    Elmwood ParkElmwood Park  NJ3   3,529,835  149,491   257,647     83,959 52,609  62,446   614,727  208,535 57,938 69,562
         Shopping
         Ctr.
Core    Chestnut    Philadelphia  PA3   1,296,372   40,570   148,084     59,791 53,526  65,990   399,921  157,197 52,171 65,291
         Hill
Core    Abington    Abington      PA3     969,165  216,355    91,293     34,692 66,882  82,491   304,127  117,213 59,851 70,401
         Towne
         Center
Core    Clark &     Chicago       IL3     808,951   19,265   419,461    213,740 58,803  81,579   969,623  410,327 51,138 67,593
         Diversey
Core    Hobson West Naperville    IL3   1,167,437   98,908    98,083     34,231 94,977 114,120   241,153   82,668 93,969113,986
         Plaza
Core    Methuen     Methuen       MA5     958,689  130,021    89,957     31,569 41,619  49,981   201,503   72,943 47,894 56,306
         Shopping
         Ctr.
Core    Crossroads  White Plains  NY3   6,105,151  310,624   105,870     39,349 78,556  85,621   205,109   73,112 93,445108,276
         Shopping
         Ctr. / 49%
Core    The Branch  Smithtown     NY3   2,481,546  125,751    68,832     23,221 89,522 113,455   199,361   64,663 82,867105,093
         Plaza
Core    Amboy Road  Staten        NY3   1,817,318   63,290   156,384     56,991 69,666  90,260   292,132  105,178 66,927 88,388
                     Island
Core    Village     Smithtown     NY3   2,005,344   87,250    68,832     23,221 89,522 113,455   199,361   64,663 82,867105,093
         Commons
         Shopping
         Ctr.
Core    Bloomfield  Bloomfield    MI5   2,957,238  232,181    62,528     23,953 73,997 102,234   166,443   62,677 79,970105,922
         Town Square Hills
Core    Crescent    Brockton      MA3   1,617,857  218,141    99,649     34,369 46,062  56,826   168,246   58,789 46,062 56,826
         Plaza
Core    239         Greenwich     CT5   1,397,621   16,834    67,165     24,889 97,270 125,159   142,822   51,210 94,119119,232
         Greenwich
         Avenue /
         75%
Core    Town Line   Rocky Hill    CT3   1,636,963  206,356    45,606     19,067 65,917  75,855   153,302   61,023 57,724 68,679
         Plaza
Core    New Loudon  Latham        NY5   1,713,664  255,826    41,815     15,619 55,375  66,288   151,655   61,034 47,547 61,261
         Center
Core    Pacesetter  Pomona        NY3   1,114,919   96,698    25,618      8,209 89,598 125,526   129,143   36,828 72,841102,767
         Park
         Shopping
         Ctr.
Core    2914 Third  The Bronx     NY3     700,000   42,400 1,239,853    422,421 26,865  33,419 2,690,8821,034,060 45,279 56,415
         Ave
Core    LA Fitness, Staten        NY3   1,265,000   55,000   127,542     45,026 65,178  83,167   457,912  162,076 60,236 77,922
         Staten      Island
         Island
Core    West 54th   Manhattan     NY3   2,625,102    9,945   582,613    325,406 80,037  96,770 2,424,8481,048,312 55,446 67,194
         Street
Core    Mad River   Dayton        OH5   1,624,290  155,838    58,692     25,428 58,119  67,529   135,000   56,693 60,560 71,601
         Station
Core    Mark Plaza  Edwardsville  PA5   1,003,778  216,401    87,986     37,409 31,982  39,628   124,868   52,566 34,683 43,184
Core    Blackman    Wilkes-Barre  PA5     288,919  125,264    58,885     24,646 30,982  40,002   111,991   47,249 33,391 41,275
         Plaza
Core    Bartow      The Bronx     NY3     455,693   14,676   567,476    209,231 40,253  47,643 1,435,467  511,796 30,552 43,522
         Avenue
Core    Walnut Hill Woonsocket    RI5   2,405,936  284,717    60,322     22,861 42,715  47,867    95,320   35,238 50,142 56,573
         Plaza
Core    Ledgewood   Ledgewood     NJ5   4,076,001  517,151    37,052     13,412 80,007  87,773   108,922   38,302 77,480 89,838
         Mall
Core    A & P       Boonton       NJ5   1,252,985   62,908    49,442     18,288 87,533 113,042   101,266   36,438 86,509106,011
         Shopping
         Plaza / 60%
Core    MerrillvilleHobart        IN5   2,841,548  235,166    26,118     10,066 56,556  64,248    87,796   32,151 54,709 62,531
         Plaza
Core    The Gateway So.           VT3   1,810,194  101,784    46,879     19,366 44,294  55,033    69,993   28,186 47,104 57,514
         Shopping    Burlington
         Ctr.
Core    Marketplace Absecon       NJ3   1,623,859  105,119    30,732     11,642 52,106  64,775    68,326   26,137 51,610 62,711
         of Absecon
Core    Plaza 422   Lebanon       PA3     444,020  155,149    43,975     17,347 36,874  47,144    61,197   23,615 41,055 51,545
Core    Route 6     Honesdale     PA5   1,132,335  175,505     7,567      3,014 32,283  43,919    11,899    4,627 34,031 46,300
         Plaza
Fund I  Granville   Columbus      OH3     638,786  134,997   112,547     47,337 47,547  53,746   266,313  108,411 53,466 60,719
         Center /
         37.78%
Fund I  Sterling    Sterling      MI3     644,519  154,835    99,813     36,587 66,886  77,416   264,560  103,403 63,816 74,661
         Heights     Heights
         Shopping
         Center /
         18.9%
Fund I  Tarrytown   Tarrytown     NY3     971,822   35,291    36,856     13,450 78,415  95,294   123,546   43,654 85,757103,311
         Shopping
         Center /
         37.78%
Fund I  Haygood     Virginia      VA3   1,772,516  178,533    99,119     38,035 52,505  60,732   225,653   86,122 54,074 62,011
         Shopping    Beach
         Center /
         18.9%
Fund II-400 East    The Bronx     NY2           -        - 1,205,053    412,674 30,252  38,298 1,997,909  698,322 33,259 40,957
Urban    Fordham
In-Fill  Road /
         19.2%
Fund II-Sherman     Manhattan     NY2           -        -   535,739    175,108 29,260  36,324 2,049,516  721,521 34,366 42,608
Urban    Avenue /
In-Fill  19.2%
Fund II-Pelham ManorWestchester   NY3           -        -   398,727    147,238 48,697  56,116 1,109,022  403,897 44,956 53,542
Urban    Shopping
In-Fill  Plaza /
         19.2%
Fund II-161st StreetThe Bronx     NY2   4,530,723  223,521 1,274,483    427,111 25,104  31,477 2,531,473  966,482 37,307 48,034
Urban    /19.2%
In-Fill
Fund II-Liberty     Queens        NY3     612,845   17,088   613,457    201,509 44,915  59,078   613,457  201,509 44,915 59,078
Urban    Avenue /
In-Fill  19.2%
Fund II-216th StreetManhattan     NY2   2,565,000   60,000   536,119    183,542 30,978  41,481   536,119  183,542 30,978 41,481
Urban    / 19.2%
In-Fill
Fund II-Oakbrook/   Oakbrook      IL3     825,000  112,000    77,560     29,487 77,130 108,955   288,932  108,039 75,456 97,126
Other    20%
-------------------------------------------------------------------------------------------------------------------------------
                                       83,329,6686,438,513
                                       -------------------
TOTAL
                                                           ----------------------------------- --------------------------------
Weighted
 Average
 - Based
 on GLA                                                      125,675     45,018$62,541 $75,678   278,534  104,726$61,842$75,721
                                                           ----------------------------------- --------------------------------
Weighted
 Average
 - Based
 on base
 rent(1)                                                     147,470     58,541$65,236 $79,672   362,034  139,744$61,082$74,940
                                                           ----------------------------------- --------------------------------

CORE
                                                           ----------------------------------- --------------------------------
Weighted
 Average
 - Based
 on GLA                                                       76,655     28,486$64,626 $78,061   186,688   69,560$63,194$77,494
                                                           ----------------------------------- --------------------------------
Weighted
 Average
 - Based
 on base
 rent(1)                                                     126,722     51,914$66,246 $80,859   328,987  127,456$61,623$75,583
                                                           ----------------------------------- --------------------------------

FUND I
                                                           ----------------------------------- --------------------------------
Weighted
 Average
 - Based
 on GLA                                                       98,569     38,360$57,413 $66,410   241,358   94,433$59,126$68,447
                                                           ----------------------------------- --------------------------------
Weighted
 Average
 - Based
 on base
 rent(1)                                                      80,782     31,504$61,956 $72,969   204,122   78,511$65,970$77,399
                                                           ----------------------------------- --------------------------------

FUND II
 -Urban
 In-fill
                                                           ----------------------------------- --------------------------------
Weighted
 Average
 - Based
 on GLA                                                    1,089,534    365,672$27,403 $35,043 2,024,182  766,727$36,476$47,354
                                                           ----------------------------------- --------------------------------
Weighted
 Average
 - Based
 on base
 rent(1)                                                     976,242    328,128$28,634 $37,000 1,715,040  645,145$35,806$46,732
                                                           ----------------------------------- --------------------------------

FUND II
 -Other
                                                           ----------------------------------- --------------------------------
Weighted
 Average
 - Based
 on GLA                                                       77,560     29,487$77,130$108,955   288,932  108,039$75,456$97,126
                                                           ----------------------------------- --------------------------------
Weighted
 Average
 - Based
 on base
 rent(1)                                                      77,560     29,487$77,130$108,955   288,932  108,039$75,456$97,126
                                                           ----------------------------------- --------------------------------

(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.
(2)West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius

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